As filed with the Securities and Exchange Commission on April 27, 2026
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933File No. 333-271188
Pre-Effective Amendment No.
☐
Post-Effective Amendment No. 4
☒
(Check appropriate box or boxes.)
Nationwide Life Insurance Company

(Name of Insurance Company)
One Nationwide Plaza, Columbus, Ohio 43215

(Address of Insurance Company's Principal Executive Offices) (Zip Code)
(614) 249-7111

Insurance Company's Telephone Number, including Area Code
Denise L. Skingle, Senior Vice President and Secretary
One Nationwide Plaza, Columbus, Ohio 43215

(Name and Address of Agent for Service)
May 1, 2026

Approximate Date of Proposed Public Offering
It is proposed that this filing will become effective (check appropriate box):
☐ immediately upon filing pursuant to paragraph (b)
☒ on May 1, 2026 pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on (date) pursuant to paragraph (a)(1) of rule 485 under the Securities Act of 1933 ("Securities Act")
If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Check each box that appropriately characterizes the Registrant:
☐ New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)
☐ Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 ("Exchange Act"))
☐ If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act
☒ Insurance Company relying on Rule 12h-7 under the Exchange Act
☐ Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

The Best of America Platinum Edge® Annuity
Flexible Purchase Payment Modified Guaranteed Annuity Contracts Supporting Guaranteed Periods
Issued by
Nationwide Life Insurance Company
The date of this prospectus is May 1, 2026.
The contract described in this prospectus is not available in all states. See Appendix B: State Variations.
This prospectus contains important information about the contract that should be understood before investing. Read this prospectus carefully and keep it for future reference.
The contract is a complex investment and involves risks, including potential loss of principal. The contract is intended to be a long-term investment vehicle to assist investors in saving for and living in retirement and is not appropriate for investors who need ready access to cash.
This prospectus describes Flexible Purchase Payment Modified Guaranteed Annuity Contracts supporting investment options referred to as Guaranteed Period Options, offered by Nationwide Life Insurance Company ("Nationwide").
Guaranteed Period Options provide for guaranteed interest rates to be credited over specified durations ("Guaranteed Periods"). Three (3), four (4), five (5), six (6), seven (7), eight (8), nine (9), and ten (10) year Guaranteed Period Options are available. The minimum amount that may be allocated to a Guaranteed Period Option is $1,000. An interest rate determined by Nationwide ("Specified Interest Rate") is guaranteed to be credited for the duration of the Guaranteed Period on a daily basis, resulting in a guaranteed annual effective yield. Different interest rates apply to each Guaranteed Period Option and are determined and guaranteed by Nationwide in its sole discretion. Additional information about the Guaranteed Period Options is available in Appendix A: Investment Options Available Under the Contract. There is no minimum Specified Interest Rate for any of the Guaranteed Period Options.
Guaranteed Period Options will produce a guaranteed annual effective yield at the Specified Interest Rate so long as amounts invested are neither withdrawn nor transferred prior to the end of the Guaranteed Period. Withdrawals for any reason prior to the expiration of the Guaranteed Period, except for payment of the death benefit, are subject to a Market Value Adjustment and may be subject to a Contingent Deferred Sales Charge. Transfers between Guaranteed Period Options prior to the expiration of a Guaranteed Period are subject to a Market Value Adjustment, but are not subject to a Contingent Deferred Sales Charge. However, any amount transferred to a new Guaranteed Period prior to maturity will be subject to a new Contingent Deferred Sales Charge schedule. Under extreme circumstances, a negative Market Value Adjustment could result in a loss of 100% of the amount withdrawn or transferred from the Guaranteed Period Option. See Liquidity Risk. All or a portion of any withdrawal may be subject to federal income taxes and withdrawals before age 59½ may be subject to a 10% penalty tax.
The guarantees associated with the contract are subject to Nationwide’s claims-paying ability.
The contract is not a bank deposit, is not FDIC insured, and is not insured or endorsed by any bank or government agency. The SEC has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Additional information about certain investment products, including annuities, has been prepared by the SEC’s staff and is available at Investor.gov.
The availability of certain options, contract benefits, or other contract features described in this prospectus may vary depending on the broker-dealer through which the contract is sold (see Appendix E: Financial Intermediary Variations for additional information).
Under state insurance laws, Contract Owners have the right, during a limited period of time, to examine their contract and decide if they want to keep it or cancel it. This right is referred to as a "free look" right. The length of this time period depends on state law and may vary depending on whether the purchase is a replacement of another annuity contract. For ease of administration, Nationwide will honor any free look cancellation request that is in good order and received at the Service Center or postmarked within 30 days after the contract issue date (see Right to Examine and Cancel and Contacting the Service Center).
If the Contract Owner elects to cancel the contract pursuant to the free look provision, where required by law, Nationwide will return the Purchase Payment, less any withdrawals from the contract and applicable federal and state income tax withholding. Otherwise, Nationwide will return the Contract Value, less any withdrawals, contract charges, including any applicable Market Value Adjustment, and applicable federal and state income tax withholding. The Contract Owner should review this prospectus, or consult with their investment professional, for additional information about the specific cancellation terms that apply (see Right to Examine and Cancel).
The Guaranteed Period Options described in this prospectus may not be available in all state jurisdictions and, accordingly, representations made in this prospectus do not constitute an offering in such jurisdictions.
For information on how to contact Nationwide, see Contacting the Service Center.

Glossary of Special Terms
Annuitization Date - The date on which annuity payments begin.
Annuity Commencement Date - The date on which annuity payments are scheduled to begin.
Contract Value - The sum of all amounts allocated to any of the Guaranteed Period Options plus any amount allocated to the Transition Account.
Contract Year – Each year the Contract remains in force beginning with the date the Contract is issued.
Guaranteed Period – The period corresponding to a 3, 4, 5, 6, 7, 8, 9, or 10 year Guaranteed Period Option. Amounts allocated to a Guaranteed Period Option will be credited with a Specified Interest Rate over the corresponding guaranteed period, so long as such amounts are not withdrawn or transferred from the Guaranteed Period Option prior to the Maturity Date. The Guaranteed Period may last for up to 3 months beyond the 3, 4, 5, 6, 7, 8, 9, or 10 year anniversary of the allocation to the Guaranteed Period Option due to every Guaranteed Period ending on the final day of a calendar quarter.

Guaranteed Period Option Year – Each 12 month period beginning with the date a new allocation is made to a
Guaranteed Period Option. New allocations include transfers from one Guaranteed Period Option to another, or new
Purchase Payments allocated to a Guaranteed Period Option.

Individual Retirement Annuity ("IRA") - An annuity which qualifies for favorable tax treatment under Section 408(b) of the Internal Revenue Code but does not include Roth IRAs or Simple IRAs.
Interest Rate Swaps – Interest rate quotations for 1, 2, 3, 4, 5, 7 and 10 years published, on a regular basis, by a commercially reasonable and publicly available source based on U.S. Treasury Bond yields. Nationwide uses
Interest Rate Swaps in its Market Value Adjustment formula because they represent a readily available and consistently reliable interest rate benchmark in financial markets.

Investment Period – The period of time beginning with a declaration by the Company of new Guaranteed Period
Option interest rates (the different Specified Interest Rates for each of the Guaranteed Period Options) and ending with the subsequent declaration of new Specified Interest Rates.

Investment-Only Contract – A contract purchased by a Qualified Pension, Profit-Sharing or Stock Bonus Plan as defined by Section 401(a) of the Internal Revenue Code.
Market Value Adjustment ("MVA") – The upward or downward adjustment in value of amounts allocated to a
Guaranteed Period Option which are withdrawn from the Guaranteed Period Option for any reason, other than payment of the death benefit, prior to the Maturity Date.

Maturity Date – The date on which a particular Guaranteed Period Option matures. Such date will be the last day of a calendar quarter in which the third, fourth, fifth, sixth, seventh, eighth, ninth or tenth anniversary of the date on which amounts are allocated to a 3, 4, 5, 6, 7, 8, 9 or 10 year Guaranteed Period Option, respectively.

Nationwide, or the Company - Nationwide Life Insurance Company.
Non-Qualified Contract - A Contract which does not qualify for favorable tax treatment as a Qualified Plan, IRA, Roth IRA, SEP IRA, or Simple IRA, or Tax Sheltered Annuity.
Qualified Plan – Retirement plans that receive favorable tax treatment under the provision of Section 401(a) of the
Internal Revenue Code, including Investment-Only Contracts. In this prospectus, all provisions applicable to Qualified
Plans also apply to Investment-Only Contracts unless specifically stated otherwise.

Roth IRA - An individual retirement annuity contract which qualifies for favorable tax treatment under Section 408A of the Internal Revenue Code.
Service Center - The department of Nationwide responsible for receiving all service and transaction requests relating to the Contract. For service and transaction requests submitted other than by telephone (including fax requests), the
Service Center is Nationwide’s mail and document processing facility. For service and transaction requests communicated by telephone, the Service Center is Nationwide’s operations processing facility. Information on how to contact the Service Center may be found under Contacting the Service Center.

Simplified Employee Pension IRA ("SEP") IRA - An annuity contract which qualifies for favorable tax treatment under Section 408(k) of the Internal Revenue Code.

Simple IRA - An annuity contract which qualifies for favorable tax treatment under Section 408(p) of the Internal Revenue Code.
Specified Interest Rate – The interest rate guaranteed to be credited to amounts allocated under a selected
Guaranteed Period Option so long as such allocations are not distributed for any reason from the Guaranteed Period
Option prior to the Guaranteed Period Option Maturity Date.

Specified Value – The amount allocated to a Guaranteed Period Option minus withdrawals and transfers out of the
Guaranteed Period Option, plus interest accrued at the Specified Interest Rate. The Specified Value is subject to a
Market Value Adjustment, except for payment of the death benefit, at all times prior to the Maturity Date.

Tax Sheltered Annuity – An annuity which qualifies for favorable tax treatment under Section 403(b) of the Internal Revenue Code.
Transition Account – An account with interest rates that are set monthly by Nationwide.

Table of Contents (continued)

Overview of the Contract
Purpose of the Contract
The contract is intended to be a long-term investment vehicle to assist investors in saving for and living in retirement. It provides the contract owner with a stream of periodic income payments upon retirement. During the years leading up to those income payments, the contract owner manages his/her assets in the Contract according to their specific goals and risk preferences by directing the allocation and reallocation among the Guaranteed Period Options. Contract growth is tax-deferred, meaning that gains in the contract are not taxable until withdrawn from the contract. Finally, in the event that the Annuitant dies before beginning income payments, the contract offers a death benefit.
Prospective purchasers should consult with a financial professional to determine whether this contract is appropriate for them, taking into consideration their particular needs, including investment objectives, risk tolerance, investment time horizon, marital status, tax situation, and other personal characteristics. Generally speaking, this contract is intended to provide benefits to a single individual and his/her beneficiaries. The contract is not intended to be used by institutional investors, in connection with other Nationwide contracts that have the same annuitant, or in connection with other Nationwide contracts that have different annuitants but the same contract owner. It is not intended to be sold to a terminally ill contract owner or annuitant.
The contract may not be currently available in all states, may vary in your state, or may not be available through all selling firms or financial professionals. In addition, a selling firm may elect to make available only certain Guaranteed Period Options to its clients. A selling firm’s marketing materials may describe only those Guaranteed period Options available through the firm. For additional information on all Guaranteed Period Options that are available under the contract as described in this prospectus, please contact your financial professional or the Service Center.
The contracts described in this prospectus are flexible purchase payment contracts. The contracts may be issued as either individual or group contracts. In those states where contracts are issued as group contracts, references throughout this prospectus to "contract(s)" will also mean "certificate(s)" and "contract owner" will mean "participant."
Phases of the Contract
The Contract exists in two separate phases: accumulation (savings) and annuitization (income).
Accumulation Phase
During the accumulation phase, the contract offers Guaranteed Period Options to which the contract owner can allocate and reallocate his/her Contract Value. Guaranteed Period Options provide for a guaranteed interest rate ("Specified Interest Rate"), to be credited as long as any amount allocated to the Guaranteed Period Option is not distributed for any reason, prior to the Maturity Date of the Guaranteed Period Option. Each Guaranteed Period Option has a Guarantee Period. Generally, a 3-year Guaranteed Period Option offers guaranteed interest at a Specified Interest Rate over 3 years, a 4-year Guaranteed Period Option offers guaranteed interest at a Specified Interest Rate over 4 years, and so on. Additional information about the Guaranteed Period Options is available in Appendix A: Investment Options Available Under the Contract.
Annuitization Phase
During the annuitization phase, Nationwide makes periodic fixed income payments to the annuitant. At the time of annuitization, the Annuitant elects the duration of the annuity payments – either for a fixed period of time or for the duration of the Annuitant’s (and possibly a designated second individual’s) life. After annuitization begins, the only value associated with the contract is the stream of annuity payments; unless otherwise specified in the annuity option, the annuitant cannot withdraw value from the contract over and above the annuity payments. Additionally, once annuitization has begun, there is no death benefit, which means that upon the death of the annuitant (and a designated second individual’s life if a joint annuity option was elected), all payments stop and the contract terminates, unless the particular annuitization option provides otherwise.

Contract Features
Investment Options. Prior to the Annuitization Date, Contract Owners can allocate Contract Value to the Guaranteed Period Options. Transfers between Guaranteed Period Options prior to the expiration of a Guaranteed Period are subject to a Market Value Adjustment but are not subject to a Contingent Deferred Sales Charge. However, any amount transferred to a new Guaranteed Period prior to maturity will be subject to a new Contingent Deferred Sales Charge schedule.
Deposits to the Contract. Contract owners can apply additional purchase payments to the contract until the Annuitization Date, subject to certain restrictions.
Withdrawals from the Contract. Contract Owners can withdraw some or all of their Contract Value at any time prior to the Annuitization Date. Withdrawals may be subject to a Contingent Deferred Sales Charge, a Market Value Adjustment, taxes, and tax penalties.
Free Withdrawals. Each Contract Year, the contract owner may take withdrawals, called free withdrawals, that do not incur a Contingent Deferred Sales Charge. See Charges and Adjustments. While not subject to a Contingent Deferred Sales Charge, free withdrawals are subject to a Market Value Adjustment if they are taken prior to the Maturity Date.
Death Benefit. During the accumulation phase, the contract contains a standard death benefit (the Contract Value) at no additional charge.
Annuity Payments. On the Annuitization Date, Nationwide will make annuity payments based on the annuity payment option chosen prior to annuitization.
Tax Deferral. Generally, contract owners will not be taxed on any earnings on the assets in the contract until such earnings are distributed from the contract. How each contract’s distributions are taxed depends on the type of contract issued. Note that if this contract is issued in connection with a plan that qualifies for special income tax treatment under the Internal Revenue Code, the contract does not provide additional tax deferral benefits (see Appendix C: Contract Types and Tax Information).
Cancellation of the Contract. Under state insurance laws, contract owners have the right, during a limited period of time, to examine their contract and decide if they want to keep it or cancel it. Nationwide will honor any free look cancellation request that is in good order and received at the Service Center or postmarked within 30 days after the Contract issue date (see Right to Examine and Cancel and Contacting the Service Center).
Contract Adjustments
Market Value Adjustment (MVA)
Except for payment of the death benefit, withdrawals for any reason prior to the expiration of the Guaranteed Period, including to annuitize the contract, are subject to a Market Value Adjustment. In addition, transfers between Guaranteed Period Options prior to the expiration of a Guaranteed Period are subject to a Market Value Adjustment. The Market Value Adjustment may either increase or decrease the amount of the withdrawal or transfer. You may lose a significant amount of money due to a negative Market Value Adjustment. See Market Value Adjustment.

Important Information You Should Consider About the Contract
FEES, EXPENSES, AND ADJUSTMENTS (see Fee Table and Charges and Adjustments)
Are There Charges or Adjustments for Early Withdrawals?
Yes.

● If you withdraw money from a Guaranteed Period Option prior to its Maturity Date, you may be assessed a Contingent Deferred Sales Charge ("CDSC") of up to 5% (see
Contingent Deferred Sales Charges). For example, if the Contract Value in a
Guaranteed Period Option is $100,000, a withdrawal taken prior to the guaranteed
Period Option’s Maturity Date could result in a CDSC of up to $5,000. This loss will be greater if there is a negative MVA, taxes, or tax penalties.
● If you withdraw money from a Guaranteed Period Option prior to its Maturity Date, you will be assessed a Market Value Adjustment ("MVA"), which may be negative (see
Market Value Adjustment). The application of the MVA could result in a loss. In extreme circumstances such losses could be as high as 100% of the amount withdrawn (see
Liquidity Risk). For example, for a Contract with a $100,000 investment, a withdrawal taken prior to the Guaranteed Period Option’s Maturity Date could result in an MVA of up to $100,000. This loss will be greater if there is a CDSC, taxes, or tax penalties. See
Charges and Adjustments.

Are There Transaction Charges	No.
Are there Ongoing Fees and Expenses?	No.

RISKS
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this Contract, including a loss of principal (see Principal Risks).
Is This a Short-Term Investment?
No.

● The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Nationwide designed the contract to offer features, pricing, and investment options that encourage long-term ownership.
● If you withdraw money from a Guaranteed Period Option prior to its Maturity Date you may be assessed a CDSC, a negative MVA, taxes, and tax penalties. See Contingent
Deferred Sales Charges and Market Value Adjustment.
● At the end of each Maturity Date, the Contract Value will be reallocated according to the contract owner’s instructions. The Contract Owner may: 1) surrender the Guaranteed
Period Option, in part or in whole, without a Market Value Adjustment and/or a CDSC; 2)
wholly transfer the Guaranteed Period Option to another Guaranteed Period Option of the same or different duration without a Market Value Adjustment and/or a CDSC; 3)
partially transfer amounts of the Guaranteed Period Option to various Guaranteed
Period Options of different durations without a Market Value Adjustment or a CDSC; or
4) elect not to transfer or surrender all or a portion of the Guaranteed Period Option, in which case, the remaining portion of the Guaranteed Period Option will be automatically transferred to the Transition Account following the Maturity Date. See Actions on a
Guaranteed Period Option’s Maturity Date.
● If no direction is received by Nationwide prior to the Maturity Date of a Guaranteed
Period Option, all amounts in that Guaranteed Period Option will automatically be transferred to the Transition Account. See Actions on a Guaranteed Period Option’s
Maturity Date. Nationwide will declare a new interest rate each month which will apply to all funds in the Transition Account. Contact the Service Center or your financial professional for the current rates applicable to the Transition Account. See Transition
Account.

RISKS
What Are the Risks Associated with the Investment Options?
● Withdrawals or transfers from a Guaranteed Period Option for any reason prior to the
Maturity Date, except for payment of the death benefit, are subject to an MVA. The MVA may decrease the value of the withdrawal or transfer. See Market Value Adjustment.
● There is no minimum Specified Interest Rate for any of the Guaranteed Period Options.
This means Nationwide could declare a 0.00% Specified Interest Rate for a Guaranteed
Period Option. See The Specified Interest Rate for the factors Nationwide uses to establish the Specified Interest Rates.
● The guarantees associated with the Guaranteed Period Options are the sole responsibility of Nationwide. The guarantees associated with the Guaranteed Period
Options are paid from Nationwide’s general account and, therefore, are subject to the rights of Nationwide’s creditors and ultimately, its overall claims paying ability.

See Principal Risks.

What Are the Risks Related to the Insurance Company?
Investment in the Contract is subject to the risks associated with Nationwide, including that any obligations (including interest payable for allocations to the Guaranteed Period
Options) are subject to the claims-paying ability of Nationwide. More information about
Nationwide, including its financial strength ratings, is available by contacting Nationwide at the address and/or toll-free phone number indicated in Contacting the Service Center section. See Principal Risks.

RESTRICTIONS
Are There Restrictions on the Investment Options?
Yes.

●  A minimum of $1,000 must be deposited into each Guarantee Period Option elected.
●  The Specified Interest Rate (the rate of interest guaranteed by Nationwide to be credited to allocations made to the Guaranteed Period Options for the corresponding
Guaranteed Period) is only guaranteed if amounts remain in the Guaranteed Period
Option until the Maturity Date.
● Withdrawals or transfers from a Guaranteed Period Option for any reason prior to the
Maturity Date, except for payment of the death benefit, are subject to an MVA. The MVA may decrease the value of the withdrawal or transfer.
● Other than transfers made on a Maturity Date, Nationwide reserves the right to restrict transfers into and out of the Guaranteed Period Options to one per calendar year.
● Transfers between Guaranteed Period Options prior to the expiration of a Guaranteed
Period are not subject to a CDSC, however, any amount transferred to a new
Guaranteed Period prior to maturity will be subject to a new CDSC schedule.
● A Guaranteed Period always expires on a Maturity Date which will be the last day of a calendar quarter, which may last up to three months past the anniversary date of the allocation to the Guaranteed Period Option.
● The Transition Account is a short-term liquid investment account and is not designed for long term investing.
● Transfers from a Guaranteed Period Option to the Transition Account are not permitted prior to its Maturity Date.
● The availability of certain options may vary depending on the broker-dealer through which the contract is sold (see Appendix E: Financial Intermediary Variations).

See Guaranteed Period Options.

Are There Any Restrictions on Contract Benefits?
Yes.

● Withdrawals will reduce the death benefit. See Surrenders (Redemptions).
● The availability of contract benefits may vary depending on the broker-dealer through which the contract is sold (see Appendix E: Financial Intermediary Variations).

TAXES
What are the Contract’s Tax Implications?
● Consult with a tax professional to determine the tax implications of an investment in and payments received under this contract.
● If the contract is purchased through a tax-qualified plan or IRA, there is no additional tax deferral
● Earnings in the contract are taxed at ordinary income tax rates at the time of withdrawals and there may be a tax penalty if withdrawals are taken before the contract owner reaches age 59½.

See Appendix C: Contract Types and Tax Information.

CONFLICTS OF INTEREST
How Are Investment Professionals Compensated?
Some financial professionals receive compensation for selling the contract. Compensation can take the form of commission and other indirect compensation in that Nationwide may share the revenue it earns on this contract with the financial professional’s firm. This conflict of interest may influence a financial professional, as these financial professionals may have a financial incentive to offer or recommend this contract over another investment
(see Distribution, Promotional, and Sales Expenses).

Should I Exchange My Contract?
Some financial professionals may have a financial incentive to offer an investor a new contract in place of the one he/she already owns. An investor should only exchange his/her contract if he/she determines, after comparing the features, fees, and risks of both contracts, that it is preferable for him/her to purchase the new contract, rather than to continue to own the existing one (see Replacements and Distribution, Promotional, and
Sales Expenses).

Fee Table
The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning, and surrendering or making withdrawals from an investment option or from the contract. Please refer to the contract specifications page for information about the specific fees you will pay each year based on the options elected.
The first table describes the fees and expenses you will pay at the time you buy the contract, surrender or make withdrawals from an investment option or from the contract, or transfer Contract Value between investment options. State premium taxes may also be deducted.
Transaction Expenses
Maximum Contingent Deferred Sales Charge[1] ("CDSC") (as a percentage of Contract Value withdrawn)	5%
The CDSC for the 10-year Guaranteed Period Option is as follows:
Number of Completed Years in Guaranteed Period Option from Date of Purchase Payment	0	1	2	3	4	5	6	7	8	9	10
CDSC Percentage	5%	5%	4%	4%	3%	3%	2%	2%	1%	1%	0%

For Guarantee Period Options less than 10 years, the CDSC is not assessed once the Guaranteed Period Option reaches the Maturity Date. For example, if the 5-year Guaranteed Period Option is elected, the CDSC schedule is as follows:
Number of Completed Years in Guaranteed Period Option from Date of Purchase Payment	0	1	2	3	4	5
CDSC Percentage	5%	5%	4%	4%	3%	0%

1
The CDSC applies to withdrawals and surrenders in excess of the greater of 1) 10% of the Contract Value; or 2) any amount withdrawn to meet minimum distribution requirements under the Internal Revenue Code. The CDSC does not apply to withdrawals from the Transition Account. See Contingent Deferred Sales Charges.

The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Contract Value is removed from an investment option or from the Contract before the expiration of a specified period.
Adjustments
MVA Maximum Potential Loss[1] (as a percentage of the Contract Value withdrawn)	100%

1
Withdrawals and transfers from a Guaranteed Period Option for any reason prior to the Maturity Date, except for payment of the death benefit, are subject to an MVA.
Principal Risks
Contract owners should be aware of the following risks associated with owning the contract:
Risk of Loss
An investment in this contract is subject to the risk of loss, including loss of the principal investment and previously credited interest.
Liquidity Risk
The contract is designed to be a long-term investment, not a short-term investment. Withdrawals may be taken at any time prior to the Annuitization Date or death of the annuitant, but there may be negative consequences for doing so. Withdrawals for any reason prior to the Maturity Date, except for payment of the death benefit, are subject to a Market

Value Adjustment. The Market Value Adjustment may decrease the value of the withdrawal and result in a loss. In extreme circumstances such losses could be as high as 100% of the amount withdrawn. The Market Value Adjustment is determined by the multiplication of a Market Value Adjustment factor by the Specified Value, or the portion of the Specified Value being withdrawn. Specified Value is the amount of the allocation to the Guaranteed Period Option, plus interest accrued at the specified interest rate minus prior distributions. If prevailing interest rates are higher than the specified interest rate in effect at the time of the Guaranteed Period Option allocation, Nationwide is likely to realize a loss when it liquidates assets in order to process a surrender or transfer; and therefore, application of the Market Value Adjustment under such circumstances will decrease the amount of the distribution. See Market Value Adjustment for more information regarding the Market Value Adjustment.
Withdraws from a Guaranteed Period Option prior to its Maturity Date may be assessed a CDSC of up to 5% (see Contingent Deferred Sales Charges).
Any withdrawal may also be subject to a 10% additional federal tax if taken before age 59½. This contract may not be appropriate if you plan on taking partial withdrawals or a full surrender prior to age 59½.
Nationwide may defer payment for a partial withdrawal or full surrender under this contract for up to six months if the insurance regulatory authority of the state in which the contract is issued approves such deferral. See Surrenders (Redemptions).
Nationwide’s Financial Strength and Claims Paying Ability Risk
Nationwide’s general account assets support its obligations under the contract and are subject to claims by its creditors. As such, guarantees under the contract are subject to Nationwide’s financial strength and claims-paying ability. There is a risk that Nationwide may default on those guarantees. Contract owners need to consider Nationwide’s financial strength and claims-paying ability in meeting its guarantees under the contract.
To request additional information about Nationwide, contact the Service Center.
Changes to the Available Guaranteed Period Options Risk
Nationwide reserves the right to add or eliminate Guaranteed Period Options as investment options.
Business Continuity Risk
Nationwide is exposed to risks related to natural and man-made disasters, such as storms, fires, earthquakes, public health crises, geopolitical disputes, military actions, and terrorist acts, which could adversely affect Nationwide’s ability to administer the contracts. Nationwide has adopted business continuity policies and procedures that may be implemented in the event of a natural or man-made disaster, but such business continuity plans may not operate as intended or fully mitigate the operational risks associated with such disasters.
Nationwide outsources certain critical business functions to third parties and, in the event of a natural or man-made disaster, relies upon the successful implementation and execution of the business continuity planning of such entities. While Nationwide closely monitors the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond Nationwide’s control. If one or more of the third parties to whom Nationwide outsources such critical business functions experience operational failures, Nationwide’s ability to administer the contract could be impaired.
Cyber Security Risk
Nationwide’s businesses are highly dependent upon its computer systems and those of its business partners and service providers. This makes Nationwide susceptible to operational and information security risks resulting from a cybersecurity incident. These risks include direct risks, such as theft, misuse, corruption and destruction of data maintained by Nationwide, and indirect risks, such as denial of service, attacks on systems or websites and other operational disruptions that could severely impede Nationwide’s ability to conduct its businesses and administer the contract (e.g., calculate Contract Values or process transactions).
Financial services companies and their third-party service providers are increasingly the targets of cyber-attacks .The techniques used to attack systems and networks change frequently and are becoming more sophisticated, including through the use of artificial intelligence (AI) and AI-powered tools.

Cyber-attacks affecting Nationwide, intermediaries, and service providers may adversely affect Nationwide and Contract Values. Although Nationwide undertakes substantial efforts to protect its computer systems from cyber-attacks, there can be no guarantee that Nationwide, its service providers, or intermediaries will avoid or readily detect cybersecurity incidents affecting Contract Owners in the future.
In the event that Contract administration or Contract Values are adversely affected as a result of a failure of Nationwide’s cybersecurity controls, Nationwide will take reasonable steps to take corrective action and restore Contract Values to the levels that they would have been had the cybersecurity incident not occurred. Nationwide will not, however, be responsible for any adverse impact to Contracts or Contract Values that result from the Contract Owner or its designee’s negligent acts or failure to use reasonably appropriate safeguards to protect against cyber-attacks or to protect personal information.
Nationwide
The contract is issued by Nationwide, with its home office at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide is obligated to pay all amounts promised under the contract, subject to its creditworthiness and claims-paying ability.
Nationwide is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934 ("1934 Act"). In reliance on that exemption, Nationwide does not file periodic reports that would be otherwise required under the 1934 Act.
The contracts are distributed by the general distributor, Nationwide Investment Services Corporation ("NISC"), One Nationwide Plaza, Columbus, Ohio 43215. NISC is a wholly-owned subsidiary of Nationwide.

Guaranteed Period Options
Guaranteed Period Options provide for a guaranteed interest rate ("Specified Interest Rate"), to be credited as long as any amount allocated to the Guaranteed Period Option is not distributed for any reason, prior to the Maturity Date of the Guaranteed Period Option. Each Guaranteed Period Option has a Guarantee Period. Generally, a 3-year Guaranteed Period Option offers guaranteed interest at a Specified Interest Rate over 3 years, a 4-year Guaranteed Period Option offers guaranteed interest at a Specified Interest Rate over 4 years, and so on. Because every Guaranteed Period Option will mature on the last day of a calendar quarter, the Guaranteed Period of a Guaranteed Period Option may extend for up to 3 months beyond the 3, 4, 5, 6, 7, 8, 9, or 10-year anniversary of allocations made to 3, 4, 5, 6, 7, 8, 9, or 10-year Guaranteed Period Option, respectively.
Information regarding the features of each currently offered Guaranteed Period Option, including (i) the Guaranteed Period Option name; (ii) the Guaranteed Period; and (iii) its guaranteed minimum Specified Interest Rate, is available in Appendix A: Investment Options Available Under the Contract.
Amounts allocated to a Guaranteed Period Option will be credited at the Specified Interest Rate for the duration of the Guaranteed Period associated with the Guaranteed Period Option. Specified Interest Rates for each Guaranteed Period Option are declared periodically at the sole discretion of Nationwide. The Investment Period is the period of time during which declared Specified Interest Rates will be effective for new allocations. Investment Periods will typically last for one week, but may be longer or shorter depending on interest rate fluctuations in financial markets. During any particular Investment Period, any transfer allocation or new purchase payment allocation to a Guaranteed Period Option will earn the Specified Interest Rate effective for that Investment Period for the duration of the Guaranteed Period of the Guaranteed Period Option (see The Specified Interest Rate and Guaranteed Periods).
The Specified Interest Rate will be credited daily to amounts allocated to a Guaranteed Period Option, providing an annual effective yield. The Specified Interest Rate will continue to be credited as long as allocations receiving that rate remain in the Guaranteed Period Option until the Maturity Date. However, any surrenders, transfers or withdrawals for any reason, except to pay the death benefit, prior to the Maturity Date will be subject to a Market Value Adjustment (see Market Value Adjustment).
The Specified Interest Rate
The Specified Interest Rate is the rate of interest guaranteed by Nationwide to be credited to allocations made to the Guaranteed Period Options for the corresponding Guaranteed Period, so long as no portion of the allocation is distributed for any reason prior to the Maturity Date. Different Specified Interest Rates may be established for the eight different Guaranteed Period Options.
Generally, Nationwide will declare new Specified Interest Rates weekly; however, depending on interest rate fluctuations, declarations of new Specified Interest Rates may occur more or less frequently. Nationwide observes no specific method in establishing the Specified Interest Rates. However, Nationwide will attempt to declare Specified Interest Rates which are related to interest rates associated with fixed-income investments available at the time and having durations and cash flow attributes compatible with the Guaranteed Periods of the Guaranteed Period Options. In addition, the establishment of Specified Interest Rates may be influenced by other factors, including competitive considerations, administrative costs and general economic trends. Nationwide has no way of predicting what Specified Interest Rates may be declared in the future. There is no minimum Specified Interest Rate for any of the Guaranteed Period Options. Contact the Service Center or your financial professional for the current Specified Interest Rates.
The Investment Period
The Investment Period is the period of time during which a particular Specified Interest Rate is in effect for new allocations to the various Guaranteed Period Options. All allocations made to a Guaranteed Period Option during an Investment Period are credited with the Specified Interest Rate in effect at the time of allocation. An Investment Period ends when a new Specified Interest Rate relative to the applicable Guaranteed Period Option is declared. Subsequent declarations of new Specified Interest Rates have no effect on allocations made to Guaranteed Period Options during prior Investment Periods. Prior allocations to the Guaranteed Period Option will be credited with the Specified Interest Rate in effect when the allocation was made.
The Specified Interest Rate is credited to allocations made to Guaranteed Period Options on a daily basis, resulting in an annual effective yield, guaranteed by Nationwide, unless amounts are withdrawn or transferred from the Guaranteed Period Option for any reason prior to the Maturity Date. The Specified Interest Rate will be credited for the entire

Guaranteed Period associated with the Guaranteed Period Option. If amounts are withdrawn or transferred from the Guaranteed Period Option for any reason, except payment of the death benefit, prior to the Maturity Date, a Market Value Adjustment will be applied to the amount withdrawn or transferred.
Information concerning the Specified Interest Rates in effect for the various Guaranteed Period Options can be obtained by contacting the Service Center.
Guaranteed Periods
The Guaranteed Period is the period of time corresponding with the selected Guaranteed Period Option for which the Specified Interest Rate is guaranteed to be in effect, so long as the amounts allocated remain in the Guaranteed Period Option until the Maturity Date. A Guaranteed Period always expires on a Maturity Date which will be the last day of a calendar quarter, which may last up to three months past the anniversary date of the allocation to the Guaranteed Period Option.
For example, if an allocation is made to a 10 year Guaranteed Period Option on February 1, 2015, the Specified Interest Rate for that Guaranteed Period Option will be credited until March 31, 2025; the Guaranteed Period will begin on February 1, 2015 and end on March 31, 2025.
Guaranteed Periods will be exactly 3, 4, 5, 6, 7, 8, 9, or 10 years only when an allocation to a Guaranteed Period Option occurs on the last day of a calendar quarter.
Actions on a Guaranteed Period Option’s Maturity Date
Nationwide will send notice to contract owners of impending Maturity Dates (always the last day of a calendar quarter) at least 90 days prior to the end of a Guaranteed Period. The notice will include the projected value of the Guaranteed Period Option on the Maturity Date.
Once the Guaranteed Period Option matures, contract owners may:
(1)
surrender the Guaranteed Period Option, in part or in whole, without a Market Value Adjustment and/or a CDSC;
(2)
wholly transfer the Guaranteed Period Option to another Guaranteed Period Option of the same or different duration without a Market Value Adjustment and/or a CDSC. A confirmation of any such transfer will be sent immediately after the transfer is processed;
(3)
partially transfer amounts of the Guaranteed Period Option to various Guaranteed Period Options of different durations without a Market Value Adjustment or a CDSC. A confirmation of any such transfer will be sent immediately after the transfer is processed; or
(4)
elect not to transfer or surrender all or a portion of the Guaranteed Period Option, in which case, the remaining portion of the Guaranteed Period Option will be automatically transferred to the Transition Account following the Maturity Date. A confirmation will be sent immediately after the automatic transfer is executed.
If no direction is received by Nationwide prior to the Maturity Date of a Guaranteed Period Option all amounts in that Guaranteed Period Option will automatically be transferred to the Transition Account.
Transition Account
Amounts not allocated to a Guaranteed Period Option are held in the Transition Account. The Transition Account is a short-term liquid investment account. The Transition Account is not designed for long term investing.
Nationwide will declare a new interest rate each month which will apply to all funds in the Transition Account.
Transfers or surrenders from the Transition Account may be made at any time without application of a Market Value Adjustment or a CDSC.
Contacting the Service Center
All inquiries, paperwork, information requests, service requests, and transaction requests should be made to the Service Center:
•
by telephone at 1-800-848-6331 (TDD 1-800-238-3035)

•
by mail to P.O. Box 182021, Columbus, Ohio 43218-2021.
Nationwide may be required to provide information about your contract to government regulators. If mandated under applicable law, Nationwide may be required to reject a purchase payment and to refuse to process transaction requests for transfers, withdrawals, loans, and/or death benefits until instructed otherwise by the appropriate regulator.
Nationwide will use reasonable procedures to confirm that instructions are genuine and will not be liable for following instructions that it reasonably determined to be genuine. Nationwide may record telephone requests. Telephone and computer systems may not always be available. Any telephone system or computer can experience outages or slowdowns for a variety of reasons. The outages or slowdowns could prevent or delay processing. Although Nationwide has taken precautions to support heavy use, it is still possible to incur an outage or delay. To avoid technical difficulties, submit transaction requests by mail.
Charges and Adjustments
Contingent Deferred Sales Charges
No sales charge deduction is made from the purchase payments when amounts are deposited into the contracts. However, if any amount is withdrawn from a Guaranteed Period Option prior to its Maturity Date, Nationwide will deduct a CDSC.
The CDSC will not exceed 5% of the amount withdrawn. The CDSC is calculated by multiplying the applicable CDSC percentage (noted below) by the amount surrendered.
For purposes of calculating the CDSC surrenders are considered to come first from the Transition Account until it is exhausted and then from each Guaranteed Period Option in proportion to the total remaining Contract Value, unless the contract owner specifies otherwise. (For tax purposes, a surrender is usually treated as a withdrawal of earnings first.)
The CDSC for the 10-year Guaranteed Period Option applies as follows:
Number of Completed Years in Guaranteed Period Option from Date of Purchase Payment	CDSC Percentage
0	5%
1	5%
2	4%
3	4%
4	3%
5	3%
6	2%
7	2%
8	1%
9	1%
10	0%
For Guaranteed Period Options less than 10 years, the CDSC is not assessed once the Guaranteed Period Option reaches the Maturity Date. For instance, if the 5-year Guaranteed Period Option is elected, the CDSC schedule is as follows:
Number of Completed Years in Guaranteed Period Option from Date of Purchase Payment	CDSC Percentage
0	5%
1	5%
2	4%
3	4%
4	3%
5	0%
The CDSC is used to cover sales expenses, including commissions (maximum of 5% of each allocation to a Guaranteed Period), production of sales material, and other promotional expenses. If expenses are greater than the CDSC, the shortfall will be made up from Nationwide's general assets.
All or a portion of any withdrawal may be subject to federal income taxes. Contract owners taking withdrawals before age 59½ may be subject to a 10% penalty tax.

Waiver of Contingent Deferred Sales Charge
Each Contract Year, the contract owner may withdraw without a CDSC the greater of:
•
10% of the Contract Value; or
•
any amount withdrawn to meet minimum distribution requirements under the Internal Revenue Code.
A Market Value Adjustment will apply to any free amounts withdrawn prior to the Maturity Date. The CDSC-free privilege is non-cumulative. Free amounts not taken during any given Contract Year cannot be taken as free amounts in a subsequent Contract Year.
In addition, no CDSC will be deducted:
(1)
upon the annuitization of contracts which have been in force for at least two years;
(2)
for amounts withdrawn from the Transition Account or transferred from the Transition Account to any Guaranteed Period Option;
(3)
for amounts transferred prior to maturity from a Guaranteed Period Option to a new Guaranteed Period Option within the contract;
(4)
upon payment of the death benefit payment prior to the Annuitization Date; or
(5)
from any values which have been held under a Guarantee Period Option for the applicable Guaranteed Period.
Further, a CDSC will not apply if the contract owner is confined to a long term care facility or hospital for a continuous 180 day period commencing while the Contract is in-force. In the case of joint ownership, the waiver will apply if either joint owner is confined. Request for waiver must be received by Nationwide during the period of confinement or no later than 90 days after the confinement period ends. If the withdrawal request is received later than 90 days after the confinement period ends, the surrender charge, if applicable, will be assessed. Written notice and proof of confinement must be received in a form satisfactory to Nationwide and be recorded at the Service Center prior to the waiver of surrender charges.
The CDSC will not be eliminated if to do so would be unfairly discriminatory or prohibited by state law.
Market Value Adjustment
General Information Regarding the Market Value Adjustment
Guaranteed Period Options which are surrendered, transferred or distributed for any reason, except to pay the death benefit, prior to the Maturity Date for the Guaranteed Period Option will be subject to a Market Value Adjustment. The Market Value Adjustment is determined by the multiplication of a Market Value Adjustment factor (arrived at by calculation of the Market Value Adjustment formula) by the Specified Value, or the portion of the Specified Value being withdrawn.
Specified Value is the amount of the allocation to the Guaranteed Period Option, plus interest accrued at the specified interest rate minus prior distributions. The Market Value Adjustment may either increase or decrease the amount of the distribution. Under extreme circumstances, a negative Market Value Adjustment could result in a loss of 100% of the amount withdrawn or transferred from the Guaranteed Period Option.
The Market Value Adjustment is intended to approximate, without duplicating, Nationwide's experience when it liquidates assets in order to satisfy contractual obligations. Such obligations arise when contract owners make withdrawals or transfers, or when the operation of the Contract requires a distribution, such as a death benefit. When liquidating assets, Nationwide may realize either a gain or a loss.
If prevailing interest rates are higher than the specified interest rate in effect at the time of the Guaranteed Period Option allocation, Nationwide is likely to realize a loss when it liquidates assets in order to process a surrender or transfer; and therefore, application of the Market Value Adjustment under such circumstances will decrease the amount of the distribution.
Conversely, if prevailing interest rates are lower than the specified interest rate in effect at the time of the Guaranteed Period Option allocation, Nationwide is likely to realize a gain when it liquidates assets in order to process a surrender or transfer; therefore, application of the Market Value Adjustment under such circumstances will likely increase the amount of the distribution.

Nationwide measures the relationship between prevailing interest rates and the Specified Interest Rates it declares through the Market Value Adjustment formula, and relies on the interest rate swap yields to represent both prevailing interest rates and Specified Interest Rates. The Market Value Adjustment formula and the Interest Rate Swap are described more fully below.
A contract owner may call the Service Center to obtain the current Market Value Adjustment applicable to each of their Guaranteed Term Options. The Market Value Adjustment fluctuates daily, and the quoted Market Value Adjustment may differ from the actual Market Value Adjustment assessed on a withdrawal or transfer.
Interest Rate Swap
The Market Value Adjustment formula for deriving the Market Value Adjustment factor is based on Interest Rate Swaps which are published on a regular basis. Nationwide utilizes Interest Rate Swaps in its Market Value Adjustment formula because they represent a readily available and consistently reliable interest rate benchmark in financial markets, which can be relied upon to reflect the relationship between Specified Interest Rates declared by Nationwide and the prospective interest rate fluctuations.
Interest Rate Swap quotations for 1, 2, 3, 4, 5, 7 and 10-years are published on a regular basis. To the extent that the Market Value Adjustment formula shown below requires a rate associated with a maturity not published (such as a 6, 8 or 9-year maturity), Nationwide will calculate such rates based on the relationship of the published rates. For example, if the published 5-year rate is 6% and the published 7-year rate is 6.50%, the 6-year rate will be calculated as 6.25%.
The Market Value Adjustment Formula
The Market Value Adjustment formula is utilized when a distribution is made from a Guaranteed Period Option during the Guaranteed Period. The Market Value Adjustment is a calculation expressing the relationship between three factors:
(1)
the Interest Rate Swap yield for the period of time coinciding with the Guaranteed Period of the Guaranteed Period Option;
(2)
the Interest Rate Swap yield for a period coinciding with the time remaining in the Guaranteed Period of a Guaranteed Period Option when a distribution giving rise to a Market Value Adjustment occurs; and
(3)
the number of days remaining in the Guaranteed Period of the Guaranteed Period Option.
The formula for determining the Market Value Adjustment factor is:
[		]	t
(1 + a)
(1 + b + .0025)

Where:
a	=	the Interest Rate Swap for a period equivalent to the Guaranteed Period at the time of deposit in the Guaranteed Period Option;
b	=
the Interest Rate Swap at the time of distribution for a period of time equivalent to the time remaining in the
Guaranteed Period. In determining the number of years to maturity, any partial year will be counted as a full year, unless it would cause the number of years to exceed the Guaranteed Period; and

t	=	the number of days until the Maturity Date, divided by 365.25.
In the case of "a" above, the Interest Rate Swap utilized will be the rate published for the date two days prior to the date of an allocation to the Guaranteed Period Option was made. If no rate is published for a given date, then the most recent published rate available will be utilized.
In the case of "b" above, the Interest Rate Swap utilized will be the rate published for the two days prior to the date of withdrawal, transfer or distribution. If no rate is published for a given date, then the most recent published rate available will be utilized.
The Market Value Adjustment factor will be equal to one during the Investment Period.

The Market Value Adjustment formula shown above also accounts for some of the administrative and processing expenses incurred when fixed-interest investments are liquidated. This is represented in the addition of .0025 in the Market Value Adjustment formula.
The result of the Market Value Adjustment formula shown above is the Market Value Adjustment factor. The Market Value Adjustment factor is multiplied by the Specified Value, or that portion of the Specified Value being distributed from a Guaranteed Period Option in order to effect a Market Value Adjustment. The Market Value Adjustment factor will either be greater, less than or equal to one and will be multiplied by the Specified Value or that portion of the Specified Value being withdrawn, from the Guaranteed Period Option for any reason except payment of the death benefit. If the result is greater than one, a gain will be realized by the contract owner; if less than one, a loss will be realized. If the Market Value Adjustment factor is exactly one, no gain or loss will be realized.
If Interest Rate Swaps are no longer published by a commercially reasonable and publicly available source, or if, for any other reason, Interest Rate Swaps are not available, Nationwide will use appropriate rates based on the U.S. Treasury Bond yields.
Examples of how to calculate Market Value Adjustments are provided in Appendix D: MVA Examples.
Premium Taxes
Nationwide will charge against the Contract Value any premium taxes levied by a state or other government entity. Premium tax rates currently range from 0% to 3.5%. This range is subject to change.
The method used to assess premium tax will be determined by Nationwide at its sole discretion in compliance with state law. If applicable, Nationwide will deduct premium taxes from the contract:
(1)
at the time the contract is surrendered;
(2)
at annuitization; or
(3)
at such earlier date as Nationwide becomes subject to premium taxes.
Premium taxes may be deducted from death benefit proceeds.
The Contract in General
Types of Contracts Issued
The contracts can be categorized as:
•
Individual Retirement Annuities (IRAs) (with contributions rolled over or transferred from certain tax-qualified plans);
•
Investment-Only Contracts (Qualified Plans);
•
Non-Qualified;
•
Roth IRAs;
•
SEP IRAs;
•
Simple IRAs; and
•
Tax Sheltered Annuities (with contributions rolled over or transferred from other Tax Sheltered Annuity plans).
For more detailed information with regard to the differences in contract types, see Appendix C: Contract Types and Tax Information.

Minimum Initial and Subsequent Purchase Payments
All Purchase Payments must be paid in the currency of the United States of America. Contract owners may elect to have Purchase Payments allocated among the Guaranteed Period Options and the Transition Account. The minimum initial Purchase Payment and minimum subsequent Purchase Payment are as follows:
Contract Type	Minimum Initial Purchase Payment	Minimum Subsequent Payments
IRA	$2,000	$1,000
Investment-Only Contracts (Qualified Plans)	$10,000	$1,000
Non-Qualified	$10,000	$1,000
Roth IRA	$2,000	$1,000
SEP IRA	$2,000	$1,000
Simple IRA	$2,000	$1,000
Tax Sheltered Annuity	$10,000	$1,000
Each purchase payment may be allocated to any combination of Guarantee Period Options or the Transition Account. However, a minimum of $1,000 must be deposited into each Guarantee Period Option elected. If a contract owner does not specify how the Purchase Payment is to be allocated, the entire Purchase Payment will be allocated to the Transition Account.
The cumulative total of all purchase payments under contracts issued by Nationwide on the life of any one annuitant or owned by any one contract owner cannot exceed $1,500,000 without Nationwide's prior consent.
Contestability
Nationwide will not contest the contract after it has been issued.
Non-Participating
The contract is non-participating, meaning that the contract will not share in Nationwide’s profits or surplus.
Money Laundering
In order to comply with the USA PATRIOT Act and rules promulgated thereunder, Nationwide has implemented procedures designed to prevent contracts described in this prospectus from being used to facilitate money laundering or the financing of terrorist activities. If mandated under applicable law, Nationwide may be required to reject a purchase payment and/or block a contract owner’s account and thereby refuse to process any request for transfers, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulators. Nationwide may also be required to provide additional information about a contract owner or a contract owner’s account to governmental regulators.
Replacements
If the contract described in this prospectus is replacing another variable annuity, the mortality tables used to determine the amount of annuity payments for this contract may be less favorable than those in the contract being replaced. Additionally, upon replacement, all benefits accrued under the replaced contract are forfeited. The issuance of this contract as a replacement for any investment product may result in the payment of compensation to the financial professional, which could create a conflict of interest.
Payments to Minors
Nationwide will not pay insurance proceeds directly to minors. Contact a legal advisor for options to facilitate the timely availability of monies intended for a minor’s benefit.
Misstatements of Age or Sex
If the age or sex of the Annuitant is misstated, all payments and benefits under the contract will be adjusted. Payments and benefits will be based on the correct age or sex. Proof of age of the Annuitant may be required at any time, in a form satisfactory to Nationwide. When the age or sex of the Annuitant has been misstated, the dollar amount of any overpayment will be deducted from the next payment or payments due under the contract. The dollar amount of any underpayment made by Nationwide as a result of an age or sex misstatement will be paid in full with the next payment due under the contract.
Distribution, Promotional, and Sales Expenses
Nationwide pays commissions to the firms that sell the Contracts. The maximum gross commission that Nationwide will pay on the sale of the Contracts is 5.00% of purchase payments (on a present value basis). Note: The individual financial professionals typically receive only a portion of this amount; the remainder is retained by the firm. Nationwide may also, instead of a premium based commission, pay an asset-based commission (sometimes referred to as "trails" or "residuals"), or a combination of the two.
In addition to or partially in lieu of commission, and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, Nationwide may also pay the selling firms a marketing allowance, which is based on the firm’s ability and demonstrated willingness to promote and market Nationwide’s products. How any marketing allowance is spent is determined by the firm, but generally will be used to finance firm activities that may contribute to the promotion and marketing of Nationwide’s products, which may include but not be limited to providing conferences or seminars, sales or training programs, advertising and sales campaigns regarding the contracts, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms.
Nationwide may also host training and/or educational meetings including the cost of travel, accommodations and meals for firms that sell the Contracts as well as assist such firms with marketing or advertisement costs.
For more information on the exact compensation arrangement associated with this Contract, consult your financial professional.
The Separate Account
The guarantees associated with the Guaranteed Period Options are the exclusive obligation of Nationwide. Nationwide established the Nationwide Multiple Maturity Separate Account-2, pursuant to Ohio law, to aid in reserving and accounting for Guaranteed Period Option obligations. However, all of the general assets of Nationwide are available for the purpose of meeting the guarantees of the Guaranteed Period Options. Amounts allocated to the Guaranteed Period Options are generally invested in fixed income investments purchased by Nationwide. The assets of the separate account are owned by Nationwide. Contract owners allocating amounts either to a Guaranteed Period Option or the Transition Account have no claim against any assets of Nationwide, including assets held in the Nationwide Multiple Maturity Separate Account-2. Contract owners maintain no interest in the separate account and do not participate in the investment experience of the separate account.
Investments
Nationwide intends to invest Guaranteed Period Option allocations received in fixed interest investments (bonds, mortgages, and collateralized mortgage obligations) in the same manner as Nationwide invests its general account assets. Nationwide takes into account the various maturity durations of the Guaranteed Period Options (3, 4, 5, 6, 7, 8, 9, and 10 years) and anticipated cash-flow requirements when making investments. Nationwide is not obligated to invest Guaranteed Period Option allocations in accordance with any particular investment objective, but will generally adhere to the overall investing philosophy of Nationwide. The Specified Interest Rates declared by Nationwide for the various Guaranteed Period Options will not necessarily correspond to the performance of the nonunitized separate account.
Treatment of Unclaimed Property
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s Annuity Commencement Date or the date Nationwide becomes informed that a death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, Nationwide is still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be surrendered and placed in a non-interest bearing account. While in the non-interest bearing account, Nationwide will continue to perform due diligence required by state law. Once the state mandated period has expired, Nationwide will escheat the death benefit to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Contract Owner last resided, as shown on Nationwide’s books and records, or to Ohio, Nationwide’s state of domicile. If a claim is subsequently made, the state is obligated to pay any such amount (without interest) to the designated recipient upon presentation of proper documentation.
To prevent escheatment, it is important to update beneficiary designations - including complete names, complete addresses, phone numbers, and social security numbers - as they change. Such updates should be sent to the Service Center.
Benefits Under the Contract
The following table summarizes information about the benefits available under the Contract. The availability of contract benefits may vary depending on the broker-dealer through which the contract is sold (see Appendix E: Financial Intermediary Variations).
Standard Benefits Table
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Standard Death Benefit	Death benefit upon death of Annuitant prior to Annuitization	None	● Death benefit is equal to the Contract Value ● Neither a Market Value Adjustment nor a CDSC is assessed
Standard Death Benefit (Return of Contract Value)
Prior to the Annuitization Date, the death benefit is equal to the Contract Value on the date the death benefit is payable.
Example:
On June 1, which is before her Annuitization Date, Ms. P passes away. On the date of Ms. P’s death, her Contract Value = $24,000. The death benefit for Ms. P’s contract will equal $24,000.
Ownership and Interests in the Contract
Contract Owner
The contract owner has all rights under the contract. Purchasers who name someone other than themselves as the contract owner will have no rights under the contract.
On the Annuitization Date, the annuitant will become the contract owner.
Joint Ownership
Joint owners each own an undivided interest in the contract.
Contract owners can name a joint owner at any time before annuitization subject to the following conditions:
•
joint owners can only be named for Non-Qualified Contracts;
•
joint owners must be spouses at the time joint ownership is requested, unless state law requires Nationwide to allow non-spousal joint owners;
•
the exercise of any ownership right in the contract will generally require a written request signed by both joint owners;
•
an election in writing signed by both contract owners must be made to authorize Nationwide to allow the exercise of ownership rights independently by either joint owner; and
•
Nationwide will not be liable for any loss, liability, cost, or expense for acting in accordance with the instructions of either joint owner.

Contingent Ownership
The contingent owner is entitled to certain benefits under the contract if a contract owner who is not the annuitant dies before the Annuitization Date, and there is no surviving joint owner. The contract owner may name or change a contingent owner at any time before the Annuitization Date. To change the contingent owner, a written request must be submitted to Nationwide. Once Nationwide has recorded the change, it will be effective as of the date it was signed, whether or not the contract owner was living at the time it was recorded. The change will not affect any action taken by Nationwide before the change was recorded.
Annuitant
The annuitant is the person who will receive annuity payments and upon whose continuation of life any annuity payment involving life contingencies depends. This person must be age 85 or younger at the time of contract issuance, unless Nationwide approves a request for an annuitant of greater age. The annuitant may be changed before the Annuitization Date with Nationwide's consent.
Contingent Annuitant
If the annuitant dies before the Annuitization Date, the contingent annuitant becomes the annuitant. The contingent annuitant must be age 85 or younger at the time of contract issuance unless Nationwide has approved a request for a contingent annuitant of greater age. All provisions of the contract which are based on the death of the annuitant prior to the Annuitization Date will be based on the death of the last survivor of the annuitant and contingent annuitant.
A contingent annuitant may be selected only for a contract issued as a Non-Qualified Contract.
Beneficiary and Contingent Beneficiary
The beneficiary is the person who is entitled to the death benefit if the annuitant dies before the Annuitization Date and there is no joint owner or contingent annuitant. The contract owner can name more than one beneficiary. Multiple beneficiaries will share the death benefit equally, unless otherwise specified.
The contract owner may change the beneficiary or contingent beneficiary during the annuitant's lifetime by submitting a written request to Nationwide. Once recorded by Nationwide, the change will be effective as of the date it was signed, whether or not the annuitant was living at the time it was recorded. The change will not affect any action taken by Nationwide before the change was recorded.
Changes to the Parties to the Contract
Contract owners of Non-Qualified Contracts may name a new contract owner at any time before the Annuitization Date. Any change of contract owner automatically revokes any prior contract owner designation. Changes in contract ownership may result in federal income taxation and may be subject to state and federal gift taxes.
A change in contract ownership must be submitted in writing and recorded at the Service Center. Once recorded, the change will be effective as of the date signed. However, the change will not affect any payments made or actions taken by Nationwide before the change was recorded.
The contract owner may also request a change in the annuitant, contingent annuitant, contingent owner, beneficiary, or contingent beneficiary before the Annuitization Date. These changes must be:
•
on a Nationwide form;
•
signed by the contract owner; and
•
received at the Service Center before the Annuitization Date.
Nationwide must review and approve any change requests. For Non-Qualified Contracts, if any contract owner is not a natural person, the change of the annuitant will be treated as the death of the contract owner and will result in a distribution, regardless of whether a contingent annuitant is also named. Such distribution will be made as if the contract owner died at the date of such change.
Assignment
Contract rights are personal to the contract owner(s) and may not be assigned without Nationwide's consent.

Investment-Only Contracts, IRAs, Roth IRAs, SEP IRAs, Simple IRAs, and Tax Sheltered Annuities may not be assigned, pledged or otherwise transferred except where allowed by law.
A Non-Qualified Contract owner may assign some or all rights under the contract subject to Nationwide’s consent. An assignment must be in writing and executed by the contract owner before annuitization while the annuitant is alive. Additionally, Nationwide reserves the right to refuse to recognize assignments on a non-discriminatory basis. The assignment will become effective once it is recorded at the Service Center. The assignment will not be recorded until Nationwide has received sufficient direction from the contract owner and assignee as to the proper allocation of contract rights under the assignment.
Nationwide is not responsible for the validity or tax consequences of any assignment. Nationwide is not liable for any payment or settlement made before the assignment is recorded.
Amounts pledged or assigned will be treated as distributions and will be included in gross income to the extent that the cash value exceeds the investment in the contract for the taxable year in which it was pledged or assigned. Amounts assigned may be subject to a tax penalty equal to 10% of the amount included in gross income.
Assignment of the entire Contract Value may cause the portion of the Contract Value exceeding the total investment in the contract and previously taxed amounts to be included in gross income for federal income tax purposes each year that the assignment is in effect.
Beneficially Owned Contracts
A beneficially owned contract is a contract that is inherited or purchased by a beneficiary and the beneficiary holds the contract as a beneficiary (as opposed to treating the contract as his/her own) to facilitate the distribution of a death benefit or contract value in accordance with the applicable federal tax laws (see Appendix C: Contract Types and Tax Information). An owner of a beneficially owned contract is referred to as a "beneficial owner."
There are two types of beneficially owned contracts, a "continued beneficially owned contract" and a "purchased beneficially owned contract." A continued beneficially owned contract is when a beneficiary inherits a contract and continues that contract as a beneficial owner. A "purchased beneficially owned contract" is when a beneficiary purchases a new contract using a death benefit or contract value that the beneficiary inherited under a different annuity contract.
Not all options and features described in this prospectus are available to beneficially owned contracts:
Subsequent purchase payments are not permitted under any beneficially owned contract.
•
Withdrawals under beneficially owned contracts are subject to applicable CDSC and Market Value Adjustments except when the withdrawals are made from a continued beneficially owned contract that is inherited as death benefit proceeds (as opposed to inherited contract value).
•
A beneficial owner must be both the Contract Owner and the Annuitant of a beneficially owned contract, and no additional parties may be named.
•
No changes to the parties will be permitted on any beneficially owned contract, except that a beneficial owner may request changes to their successor beneficiary(ies).
•
Beneficially owned contracts cannot be assigned, except that a beneficial owner may assign rights to the distribution payments.
•
There is no death benefit payable on a continued beneficially owned contract. After the death of the beneficial owner, any remaining death benefit or contract value to be distributed will be payable to a successor beneficiary in accordance with applicable federal tax laws.
A beneficiary who is the surviving spouse of a contract owner has the option under the tax laws to continue the contract as the sole contract owner and treat the contract as the spouse’s own. If a spouse continues the contract as the sole contract owner, the spouse will not be treated as a beneficial owner and this section will not apply.
Community Property States
In community property states, the contract owner’s spouse may have a community property interest in the proceeds of an annuity contract even if the spouse is not a named party on the contract. Changes of beneficiary and/or ownership, assignment, and certain financial transactions may impede the spouse’s community property interest. The spouse may need to consent to these types of transactions. The contract owner should seek legal advice regarding the applicability of community property laws to the contract and whether spousal consent is necessary. Nationwide is not responsible for determining the applicability of community property laws to the contract.
Right to Examine and Cancel
Contract owners have a ten day "free look" to examine the contract. The contract may be returned to the Service Center for any reason within ten days of receipt and Nationwide will refund the Contract Value or another amount required by law. The refunded Contract Value will reflect the deduction of any contract charges, including any applicable Market Value Adjustment, unless otherwise required by law. All IRA, SEP IRA, Simple IRA and Roth IRA refunds will be a return of purchase payments. State and/or federal law may provide additional free look privileges.
Transfers
Transfers among the Guaranteed Period Options and the Transition Account must be made prior to the Annuitization Date.
Transfers from a Guaranteed Period Option to another Guaranteed Period Option prior to its Maturity Date are subject to a Market Value Adjustment. Transfers from a Guaranteed Period Option to the Transition Account are not permitted prior to its Maturity Date. Transfers from the Transition Account may be made at anytime without the assessment of a CDSC or a Market Value Adjustment.
The minimum amount that may be transferred either from or to any Guaranteed Period Option is $1,000.
Surrenders (Redemptions)
Contract owners may surrender some or all of their Contract Value before the earlier of the Annuitization Date or the annuitant's death. Surrender requests must be in writing and Nationwide may require additional information. When taking a full surrender, the contract must accompany the written request. Nationwide may require a signature guarantee.
Nationwide will surrender any amount from any Guaranteed Period Option(s) and any amount from the Transition Account needed to equal: (a) the dollar amount requested; less (b) any CDSC, premium taxes and Market Value Adjustment that may apply.
If a partial surrender is requested, amounts will first be surrendered from the Transition Account (if any), unless otherwise instructed by the contract owner. Amounts surrendered in excess of amounts in the Transition Account will be surrendered from each of the Guaranteed Period Options. The amounts surrendered from each Guaranteed Period Option will be in the same proportion that the contract owner's interest in each Guaranteed Period Option bears to the total remaining Contract Value.
Payment from the Guaranteed Period Options will be made within seven days of receipt of both proper written application and proof of interest satisfactory to Nationwide. However, Nationwide may be required, pursuant to state law, to reserve the right to postpone any payments up to 6 months.
A CDSC may apply. The contract owner may take the CDSC from either:
•
the amount requested; or
•
the Contract Value remaining after the contract owner has received the amount requested.
If the contract owner does not make a specific election, any applicable CDSC will be taken from the Contract Value remaining after the contract owner has received the amount requested.
The CDSC deducted is a percentage of the amount requested by the contract owner. Amounts deducted for CDSC are not subject to subsequent CDSC.
Withdrawals reduce the death benefit.
Surrenders Under a Tax Sheltered Annuity
Contract owners of a Tax Sheltered Annuity may surrender part or all of their Contract Value before the earlier of the Annuitization Date or the annuitant's death, except as provided below:

(A)
Contract Value attributable to contributions made under a qualified cash or deferred arrangement (within the meaning of Internal Revenue Code Section 402(g)(3)(A)), a salary reduction agreement (within the meaning of Internal Revenue Code Section 402(g)(3)(C)), or transfers from a Custodial Account (described in Section 403(b)(7) of the Internal Revenue Code), may be surrendered only:
(1)
when the contract owner reaches age 59½, separates from service, dies, or becomes disabled (within the meaning of Internal Revenue Code Section 72(m)(7)); or
(2)
in the case of hardship (as defined for purposes of Internal Revenue Code Section 401(k)), provided that any such hardship surrender may not include any income earned on salary reduction contributions.
(B)
The surrender limitations described in Section A also apply to:
(1)
salary reduction contributions to Tax Sheltered Annuities made for plan years beginning after December 31, 1988;
(2)
earnings credited to such contracts after the last plan year beginning before January 1, 1989, on amounts attributable to salary reduction contributions; and
(3)
all amounts transferred from 403(b)(7) Custodial Accounts (except that earnings and employer contributions as of December 31, 1988 in such Custodial Accounts may be withdrawn in the case of hardship).
(C)
Any distribution other than the above, including a ten day free look cancellation of the contract (when available) may result in taxes, penalties, and/or retroactive disqualification of a Tax Sheltered Annuity.
In order to prevent disqualification of a Tax Sheltered Annuity after a ten day free look cancellation, Nationwide will transfer the proceeds to another Tax Sheltered Annuity upon proper direction by the contract owner.
These provisions explain Nationwide's understanding of current withdrawal restrictions. These restrictions may change.
Distributions pursuant to Qualified Domestic Relations Orders will not violate the restrictions stated above.
Surrenders Under a Texas Optional Retirement Program or a Louisiana Optional Retirement Plan
Redemption restrictions apply to contracts issued under the Texas Optional Retirement Program or the Louisiana Optional Retirement Plan.
The Texas Attorney General has ruled that participants in contracts issued under the Texas Optional Retirement Program may only take withdrawals if:
•
the participant dies;
•
the participant retires;
•
the participant terminates employment due to total disability; or
•
the participant that works in a Texas public institution of higher education terminates employment.
A participant under a contract issued under the Louisiana Optional Retirement Plan may only take distributions from the contract upon retirement or termination of employment. All retirement benefits under this type of plan must be paid as lifetime income; lump sum cash payments are not permitted, except for death benefits.
Due to the restrictions described above, a participant under either of these plans will not be able to withdraw cash values from the contract unless one of the applicable conditions is met. However, Contract Value may be transferred to other carriers, subject to any CDSC.
Nationwide issues this contract to participants in the Texas Optional Retirement Program in reliance upon and in compliance with Rule 6c-7 of the Investment Company Act of 1940. Nationwide issues this contract to participants in the Louisiana Optional Retirement Plan in reliance upon and in compliance with an exemptive order that Nationwide received from the SEC on August 22, 1990.

Death Benefit
Death of Contract Owner - Non-Qualified Contracts
If the contract owner who is not the annuitant dies before the Annuitization Date, the joint owner becomes the contract owner. If no joint owner is named, the contingent owner becomes the contract owner. If no contingent owner is named, the last surviving contract owner's estate becomes the contract owner.
If the contract owner and annuitant are the same, and the contract owner/annuitant dies before the Annuitization Date, the contingent owner will not have any rights in the contract unless the contingent owner is also the beneficiary and there is no joint owner.
Distributions under Non-Qualified Contracts will be made pursuant to the Required Distributions for Non-Qualified Contracts provision.
Death of Annuitant - Non-Qualified Contracts
If the annuitant who is not a contract owner dies before the Annuitization Date, a death benefit is payable to the beneficiary unless a contingent annuitant is named. If a contingent annuitant is named, the contingent annuitant becomes the annuitant and no death benefit is payable.
If no beneficiary survives the annuitant, the contingent beneficiary receives the death benefit. Contingent beneficiaries will share the death benefit equally, unless otherwise specified.
If no beneficiaries or contingent beneficiaries survive the annuitant, the contract owner or the last surviving contract owner's estate will receive the death benefit.
If the annuitant dies after the Annuitization Date, any benefit that may be payable will be paid according to the selected annuity payment option.
Death of Contract Owner/Annuitant
If a contract owner who is also the annuitant dies before the Annuitization Date, a death benefit is payable according to the Death of the Annuitant - Non-Qualified Contracts provision.
A joint owner will receive a death benefit if a contract owner/annuitant dies before the Annuitization Date.
If the contract owner/annuitant dies after the Annuitization Date, any benefit that may be payable will be paid according to the selected annuity payment option.
Death Benefit Payment
The death benefit is equal to the Contract Value but is not subject to a Market Value Adjustment or a CDSC. The value of the death benefit will be determined as of the date Nationwide receives in writing at the Service Center the following three items:
(1)
proper proof of the annuitant's death;
(2)
an election specifying distribution method; and
(3)
any applicable state required form(s).
Proof of death is either:
(1)
a copy of a certified death certificate;
(2)
a copy of a certified decree of a court of competent jurisdiction as to the finding of death;
(3)
a written statement by a medical doctor who attended the deceased; or
(4)
any other proof satisfactory to Nationwide.
The beneficiary must elect a method of distribution which complies with the Distribution Provisions of this contract. The beneficiary may elect to receive such death benefits in the form of:
(1)
a lump sum distribution;

(2)
an annuity payout; or
(3)
any distribution that is permitted under state and federal regulations and is acceptable by Nationwide.
If such election is not received by the Nationwide within 60 days of the annuitant's death, the beneficiary will be deemed to have elected a cash payment as of the last day of the 60 day period.
Payment of the death benefit will be made or will commence within 30 days after receipt of proof of death and notification of the election.
Annuitizing the Contract
Annuitization
Annuitization is the period during which annuity payments are received. It is irrevocable once payments have begun. Amounts allocated to a Guaranteed Period Option that are annuitized prior to the Maturity Date are subject to a Market Value Adjustment. Upon arrival of the Annuitization Date, the annuitant must choose one of the fixed payment annuity options available.
Nationwide guarantees that each payment under the fixed payment annuity will be the same throughout annuitization.
Annuitization Date
The Annuitization Date is the date that annuity payments begin. Annuitization will be the first day of a calendar month unless otherwise agreed, and must be at least two years after the contract is issued. If the contract is issued to fund a Tax Sheltered Annuity, annuitization may occur during the first two years subject to Nationwide's approval.
Annuity Commencement Date
The Annuity Commencement Date is the date on which annuity payments are scheduled to begin. If a contract owner does not choose an Annuity Commencement Date, a date will be established for the contract by Nationwide. For Qualified Plans, Individual Retirement Annuities and Tax Sheltered Annuities, if the contract owner does not choose the Annuity Commencement Date then the Annuity Commencement Date established on the date of contract issuance will be the date on which the contract owner reaches 70½. For Non-Qualified contracts, if the contract owner does not choose the Annuity Commencement Date then the Annuity Commencement Date established on the date of contract issuance will be the date on which the contract owner reaches 90. The contract owner may change the Annuity Commencement Date before annuitization. This change must be submitted in writing to the Service Center and approved by Nationwide.
Fixed Payment Annuity
A fixed payment annuity is an annuity where the amount of the annuity payments remains level.
The first payment under a fixed payment annuity is determined on the Annuitization Date based on the annuitant's age (in accordance with the contract) by:
(1)
deducting applicable premium taxes from the total Contract Value; then
(2)
applying the Contract Value amount specified by the contract owner to the fixed payment annuity table for the annuity payment option elected.
Subsequent payments will remain level unless the annuity payment option elected provides otherwise. Nationwide does not credit discretionary interest during annuitization.
Frequency and Amount of Annuity Payments
Payments are made based on the annuity payment option selected, unless:
•
the amount to be distributed is less than $5,000, in which case Nationwide may make one lump sum payment of the Contract Value; or
•
an annuity payment would be less than $50, in which case Nationwide can change the frequency of payments to intervals that will result in payments of at least $50. Payments will be made at least annually.

Fixed Payment Annuity Options
Contract owners must elect an annuity payment option before the Annuitization Date. The annuity payment options are:
(1)
Life Annuity - An annuity payable periodically, but at least annually, for the lifetime of the annuitant. Payments will end upon the annuitant's death. For example, if the annuitant dies before the second annuity payment date, the annuitant will receive only one annuity payment. The annuitant will only receive two annuity payments if he or she dies before the third annuity payment date, and so on.
(2)
Joint and Survivor Annuity - An annuity payable periodically, but at least annually, during the joint lifetimes of the annuitant and a designated second individual. If one of these parties dies, payments will continue for the lifetime of the survivor. As is the case under option 1, there is no guaranteed number of payments. Payments end upon the death of the last surviving party, regardless of the number of payments received.
(3)
Life Annuity with 120 or 240 Monthly Payments Guaranteed - An annuity payable monthly during the lifetime of the annuitant. If the annuitant dies before all of the guaranteed payments have been made, payments will continue to the end of the guaranteed period and will be paid to a designee chosen by the annuitant at the time the annuity payment option was elected. The designee may elect to receive the present value of the remaining guaranteed payments in a lump sum. The present value will be computed as of the date Nationwide receives the notice of the annuitant's death.
Not all of the annuity payment options may be available in all states. Contract owners may request other options before the Annuitization Date. These options are subject to Nationwide's approval.
If an annuity payment option is not elected by the contract owner prior to the Annuity Commencement Date then a fixed payment life annuity with a Guaranteed Period of 240 months will be the automatic form of payment. Contracts issued under Qualified Plans, IRAs and Tax Sheltered Annuities are subject to the "minimum distribution" requirements set forth in the plan, contract, and the Internal Revenue Code.
Statements and Reports
Nationwide will mail contract owners statements and reports. Therefore, contract owners should promptly notify the Service Center of any address change.
These mailings will contain:
•
statements showing the contract's quarterly activity; and
•
confirmation statements showing transactions that affect the contract's value. Confirmation statements will not be sent for recurring transactions. Instead, confirmation of recurring transactions will appear in the contract's quarterly statements.
Contract owners can receive information from Nationwide faster and reduce the amount of mail they receive by signing up for Nationwide's eDelivery program. Nationwide will notify contract owners by email when important documents (statements, prospectuses and other documents) are ready for a contract owner to view, print, or download from Nationwide's secure server. To choose this option, go to nationwide.com/login.
Contract owners should review statements and confirmations carefully. All errors or corrections must be reported to Nationwide immediately to assure proper crediting to the contract. Unless Nationwide is notified within 30 days of receipt of the statement, Nationwide will assume statements and confirmation statements are correct.
Legal Proceedings
Nationwide Life Insurance Company
Nationwide Financial Services, Inc. (NFS, or collectively with its subsidiaries, (the "Company") was formed in November 1996. NFS is the holding company for Nationwide Life Insurance Company (NLIC), Nationwide Life and Annuity Insurance Company (NLAIC) and other companies that comprise the life insurance and retirement savings operations of the Nationwide group of companies (Nationwide). This group includes Nationwide Financial Network (NFN), an affiliated distribution network that markets directly to its customer base. NFS is incorporated in Delaware and maintains its principal executive offices in Columbus, Ohio.

The Company is subject to legal and regulatory proceedings in the ordinary course of its business. These include proceedings specific to the Company and proceedings generally applicable to business practices in the industries in which the Company operates. The outcomes of these proceedings cannot be predicted due to their complexity, scope, and many uncertainties. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory proceedings is not likely to have a material adverse effect on the Company’s financial condition.
The various businesses conducted by the Company are subject to oversight by numerous federal and state regulatory entities, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor, the Internal Revenue Service, the Office of the Comptroller of the Currency, and state insurance authorities. Such regulatory entities may, in the normal course of business, be engaged in general or targeted inquiries, examinations and investigations of the Company and/or its affiliates. With respect to all such scrutiny directed at the Company or its affiliates, the Company is cooperating with regulators.
Financial Statements
Financial statements for Nationwide are located in the Statement of Additional Information. A current Statement of Additional Information may be obtained, without charge, by contacting the Service Center, or can be found online at https://nw.onlineprospectus.net/NW/c000271893nw/?ctype=product_sai.

Appendix A: Investment Options Available Under the Contract
The following is a list of Guaranteed Period Options currently available under the contract. The availability of certain options may vary depending on the broker-dealer through which the contract is sold (see Appendix E: Financial Intermediary Variations).
Note: If amounts are withdrawn from a Guaranteed Period Option before the end of its Guaranteed Period, Nationwide will apply a Market Value Adjustment. This may result in a significant reduction in your contract value. See Guaranteed Period Options and Market Value Adjustment.
Name	Guaranteed Period	Minimum Guaranteed Specified Interest Rate
3-year Guaranteed Period Option	3 Years	0%
4-year Guaranteed Period Option	4 Years	0%
5-year Guaranteed Period Option	5 Years	0%
6-year Guaranteed Period Option	6 Years	0%
7-year Guaranteed Period Option	7 Years	0%
8-year Guaranteed Period Option	8 Years	0%
9-year Guaranteed Period Option	9 Years	0%
10-year Guaranteed Period Option	10 Years	0%

Appendix B: State Variations
Due to sate law variations, the options and benefits described in this prospectus may vary or may not be available depending on the state in which the contract is issued. Possible state law variations include, but are not limited to, minimum initial and subsequent purchase payment amounts, age issuance limitations, availability of certain investment options, optional benefits, free look rights, annuity payment options, ownership and interests in the contract, assignment, death benefit calculations, and CDSC-free withdrawal privileges. This prospectus describes all the material features of the contract. State variations are subject to change without notice at any time. To review a copy of the contract and any endorsements, contact the Service Center.
State	State Law Variations
Arizona	● The contract owner is not permitted to assign any rights under the contact.
California	● Nationwide does not reserve the right to refuse an assignment.
Connecticut	● Nationwide does not reserve the right to refuse an assignment.
Guam	● The contract is not available for purchase.
Hawaii	● Joint Owners are not limited to spouses.
Maine	● The contract is not available for purchase.
Maryland	● The contract is not available for purchase.
Minnesota
● Under the Frequency and Amount of Annuity Payments section, payments are made based on the annuity payment option selected, unless:
- the amount to be distributed is less than $2,000, in which case Nationwide may make one lump sum payment of the Contract Value; or
- an annuity payment would be less than $20, in which case Nationwide can change the frequency of payments to intervals that will result in payments of at least $20. Payments will be made at least annually.
● Nationwide does not reserve the right to refuse an assignment.

New Jersey
● Joint owners are not limited to spouses.
● Nationwide’s prior written consent is not required for the cumulative total of all purchase payments under this and any other annuity certificate agreement and/or contract issued by Nationwide having the same Annuitant to exceed $1,500,000.
● Under the Contingent Deferred Sales Charges section, the CDSC waiver for confinement in a long-term care facility or hospital is not available.
● Nationwide does not reserve the right to refuse an assignment.

New York	● The contract is not available for purchase.
Oregon	● Joint owners are not limited to spouses.
Pennsylvania	● The contract is not available for purchase.
South Carolina
● Nationwide’s prior written consent is not required for the cumulative total of all purchase payments under this and any other annuity certificate agreement and/or contract issued by Nationwide having the same Annuitant to exceed $1,500,000.

Texas	● The contract is not available for purchase.
Vermont	● Joint owners are not limited to spouses.
Washington	● The contract is not available for purchase.

Appendix C: Contract Types and Tax Information
Types of Contracts
The contracts described in this prospectus are classified according to the tax treatment to which they are subject under the Internal Revenue Code (the "Code"). Following is a general description of the various contract types. Eligibility requirements, tax benefits (if any), limitations, and other features of the contracts will differ depending on contract type.
Non-Qualified Contracts
A non-qualified contract is a contract that does not qualify for certain tax benefits under the Code, such as deductibility of purchase payments, and which is not an IRA, Roth IRA, SEP IRA, Simple IRA, or Tax Sheltered Annuity.
Upon the death of the owner of a non-qualified contract, mandatory distribution requirements are imposed to ensure distribution of the entire balance in the contract within a required period.
Non-qualified contracts that are owned by natural persons allow the deferral of taxation on the income earned in the contract until it is distributed or deemed to be distributed. Non-qualified contracts that are owned by non-natural persons, such as trusts, corporations, and partnerships are generally subject to current income tax on the income earned inside the contract, unless the non-natural person owns the contract as an agent of a natural person.
Individual Retirement Annuities (IRAs)
IRAs are contracts that satisfy the provisions of Section 408(b) of the Code, including the following requirements:
•
the contract is not transferable by the owner;
•
the premiums are not fixed;
•
if the contract owner is younger than age 50, the annual premium cannot exceed $7,500; if the contract owner is age 50 or older, the annual premium cannot exceed $8,600 (although rollovers of greater amounts from Qualified Plans, Tax Sheltered Annuities, certain 457 governmental plans, and other IRAs can be received);
•
certain minimum distribution requirements must be satisfied after the owner attains their "applicable age" as defined in the Code;
•
the entire interest of the owner in the contract is nonforfeitable; and
•
after the death of the owner, additional distribution requirements may be imposed to ensure distribution of the entire balance in the contract within the statutory period of time.
As used herein, the term "individual retirement plans" shall refer to both individual retirement annuities and individual retirement accounts that are described in Section 408 of the Code.
For further details regarding IRAs, refer to the disclosure statement provided when the IRA was established and the annuity contract’s IRA endorsement.
Roth IRAs
Roth IRA contracts are contracts that satisfy the provisions of Section 408A of the Code, including the following requirements:
•
the contract is not transferable by the owner;
•
the premiums are not fixed;
•
if the contract owner is younger than age 50, the annual premium cannot exceed $7,500; if the contract owner is age 50 or older, the annual premium cannot exceed $8,600 (although rollovers of greater amounts from other Roth IRAs and other individual retirement plans can be received);
•
the entire interest of the owner in the contract is nonforfeitable; and
•
after the death of the owner, certain distribution requirements may be imposed to ensure distribution of the entire balance in the contract within the statutory period of time.
For further details regarding Roth IRAs, please refer to the disclosure statement provided when the Roth IRA was established and the annuity contract’s IRA endorsement.

Simplified Employee Pension IRAs (SEP IRA)
A SEP IRA is a written plan established by an employer for the benefit of employees which permits the employer to make contributions to an IRA established for the benefit of each employee.
An employee may make deductible contributions to a SEP IRA subject to the same restrictions and limitations as an IRA. In addition, the employer may make contributions to the SEP IRA, subject to dollar and percentage limitations imposed by both the Code and the written plan.
A SEP IRA plan must satisfy:
•
minimum participation rules;
•
top-heavy contribution rules;
•
nondiscriminatory allocation rules; and
•
requirements regarding a written allocation formula.
In addition, the plan cannot restrict withdrawals of non-elective contributions, and must restrict withdrawals of elective contributions before March 15th of the following year.
Simple IRAs
A Simple IRA is an Individual Retirement Annuity that is funded exclusively by a qualified salary reduction arrangement and satisfies:
•
vesting requirements;
•
participation requirements; and
•
administrative requirements.
The funds contributed to a Simple IRA cannot be commingled with funds in other individual retirement plans or SEP IRAs.
A Simple IRA cannot receive rollover distributions except from another Simple IRA.
Tax Sheltered Annuities
Certain tax-exempt organizations (described in Section 501(c)(3) of the Code) and public school systems may establish a plan under which annuity contracts can be purchased for their employees. These annuity contracts are often referred to as Tax Sheltered Annuities.
Purchase payments made to Tax Sheltered Annuities are excludable from the income of the employee, up to statutory maximum amounts. These amounts should be set forth in the plan adopted by the employer.
The owner's interest in the contract is nonforfeitable (except for failure to pay premiums) and cannot be transferred.
Final 403(b) Regulations issued by the Internal Revenue Service impose certain restrictions on non-taxable transfers or exchanges of one 403(b) Tax Sheltered Annuity contract for another. Nationwide will no longer issue or accept applications for new and/or in-service transfers to new or existing Nationwide individual 403(b) Tax Sheltered Annuity contracts used for salary reduction plans not subject to ERISA. Nationwide will continue to accept applications and in-service transfers for individual 403(b) Tax Sheltered Annuity contracts used for 403(b) plans that are subject to ERISA and certain state Optional Retirement Plans and/or Programs that have purchased at least one individual annuity contract issued by Nationwide prior to September 25, 2007.
Commencing in 2009, Tax Sheltered Annuities must be issued pursuant to a written plan, and the plan must satisfy various administrative requirements. Check with your employer to ensure that these requirements will be satisfied in a timely manner.
Investment Only (Qualified Plans)
Contracts that are owned by Qualified Plans are not intended to confer tax benefits on the beneficiaries of the plan; they are used as investment vehicles for the plan. The income tax consequences to the beneficiary of a Qualified Plan are controlled by the operation of the plan, not by operation of the assets in which the plan invests.
Beneficiaries of Qualified Plans should contact their employer and/or trustee of the plan to obtain and review the plan, trust, summary plan description and other documents for the tax and other consequences of being a participant in a Qualified Plan.

Federal Tax Considerations
Federal Income Taxes
The tax consequences of purchasing a contract described in this prospectus will depend on:
•
the type of contract purchased;
•
the purposes for which the contract is purchased; and
•
the personal circumstances of individual investors having interests in the contracts.
Existing tax rules are subject to change and may affect individuals differently depending on their situation. Nationwide does not guarantee the tax status of any contracts or any transactions involving the contracts.
The following is a brief summary of some of the federal income tax considerations related to the types of contracts sold in connection with this prospectus. In addition to the federal income tax, distributions from annuity contracts may be subject to state and local income taxes. Nothing in this prospectus should be considered to be tax advice. Purchasers and prospective purchasers of the contract should consult a financial professional, tax advisor, or legal counsel to discuss the taxation and use of the contracts.
IRAs, SEP IRAs, and Simple IRAs
Distributions from IRAs, SEP IRAs, and Simple IRAs are generally taxed as ordinary income when received. If any of the amounts contributed to the Individual Retirement Annuity was non-deductible for federal income tax purposes, then a portion of each distribution is excludable from income.
The portion of a distribution that is excludable from income is based on the ratio of the amount by which non-deductible purchase payments exceed prior non-taxable distributions to total account balances at the time of the distribution. The owner of an IRA, SEP IRA, or Simple IRA must annually report the amount of non-deductible purchase payments, the amount of any distribution, the amount by which non-deductible purchase payments for all years exceed nontaxable distributions for all years, and the total balance of all IRAs, SEP IRAs, or Simple IRAs. Depending on the circumstance of the owner, all or a portion of the contributions (purchase payments) made to the account may be deducted for federal income tax purposes.
IRAs may receive rollover contributions from other individual retirement accounts, other individual retirement annuities, tax sheltered annuities, certain 457 governmental plans, and qualified retirement plans (including 401(k) plans).
When the owner of an IRA attains their applicable age, the IRA owner is required to begin taking certain minimum distributions. In addition, upon the death of the owner of an IRA, the Code imposes mandatory distribution requirements to ensure distribution of the entire contract value within the required statutory period. Due to the Treasury Regulation’s valuation rules, the amount used to compute the mandatory distributions may exceed the contract value.
If the contract owner dies before the contract is completely distributed, the balance will be included in the contract owner’s gross estate for tax purposes.
One-Rollover-Per-Year Limitation
A contract owner can receive a distribution from an IRA and roll it into another IRA within 60 days from the date of the distribution and not have the amount of the distribution included in taxable income. Only one rollover per year from a contract owner’s IRA is allowed. The one-year period begins on the date the contract owner receives the IRA distribution, and not on the date the IRA was rolled over.
The one-rollover-per-year limitation applies in the aggregate to all the IRAs that a taxpayer owns. This means that a contract owner cannot make an IRA rollover distribution if, within the previous one-year period, an IRA rollover distribution was taken from any other IRAs owned by the taxpayer. Also, rollovers between an individual’s Roth IRAs would prevent a separate rollover between the individual’s traditional IRAs within the one-year period, and vice versa.
Direct transfers of IRA funds between IRA trustees are not subject to the one rollover per year limitation because such transfers are not considered rollover distributions. Also, a rollover from a traditional IRA to a Roth IRA (a conversion) is not subject to the one rollover per year limitation, and such a rollover is disregarded in applying the one rollover per year limitation to other rollovers.

Roth IRAs
Distributions of earnings from Roth IRAs are taxable or nontaxable depending upon whether they are "qualified distributions" or "non-qualified distributions." A "qualified distribution" is nontaxable if it is made after the Roth IRA has satisfied the five-year rule and meets one of the following requirements:
•
it is made on or after the date on which the contract owner attains age 59½;
•
it is made to a beneficiary (or the contract owner’s estate) on or after the death of the contract owner;
•
it is attributable to the contract owner’s disability; or
•
it is used for expenses attributable to the purchase of a home for a qualified first-time buyer.
The five-year rule is satisfied if a five taxable-year period has passed beginning with the first tax year in which a contribution is made to any Roth IRA established by the owner.
A non-qualified distribution is not includable in gross income to the extent that the distribution, when added to all previous distributions, does not exceed the total amount of contributions made to the Roth IRA. Any non-qualified distribution in excess of total contributions is includable in the contract owner’s gross income as ordinary income in the year that it is distributed to the contract owner.
A Roth IRA can receive a rollover from an individual retirement plan or another eligible retirement plan; however, the amount rolled over from the individual retirement plan or other eligible retirement plan to the Roth IRA is required to be included in the owner's federal gross income at the time of the rollover and will be subject to federal income tax. However, a rollover or conversion of an amount from an IRA or eligible retirement plan cannot be recharacterized back to an IRA.
Special rules apply for Roth IRAs that have proceeds received from an individual retirement plan prior to January 1, 1999 if the owner elected the special four-year income averaging provisions that were in effect for 1998.
If the contract owner dies before the contract is completely distributed, the balance will be included in the contract owner’s gross estate for tax purposes.
Tax Sheltered Annuities
Distributions in the form of annuity payments from Tax Sheltered Annuities are generally taxed when received. If nondeductible contributions, otherwise known as the investment in the contract, are made, then a portion of each distribution is excludable from income based on a formula established pursuant to the Code. The formula excludes from income the investment in the contract divided by the number of anticipated payments until the full investment in the contract is recovered. Thereafter all distributions are fully taxable.
A loan from a Tax Sheltered Annuity generally is not considered to be a distribution, and is therefore generally not taxable. However, if the loan is not repaid in accordance with the repayment schedule, the entire balance of the loan would be treated as being in default, and the defaulted amount would be treated as being distributed to the participant as a taxable distribution.
Tax Sheltered Annuities may receive rollover contributions from Individual Retirement Accounts, Individual Retirement Annuities, other Tax Sheltered Annuities, certain 457 governmental plans, and qualified retirement plans (including 401(k) plans).
If the contract owner dies before the contract is completely distributed, the balance will be included in the contract owner’s gross estate for tax purposes.
10% Additional Tax for Early Withdrawal
If distributions of income from an IRA, SEP IRA, Simple IRA, Roth IRA, or Tax Sheltered Annuity are made prior to the date that the owner attains the age of 59½ years, the income is subject to an additional penalty tax of 10% unless an exception applies. (For Simple IRAs, the 10% penalty is increased to 25% if the distribution is made during the 2-year period beginning on the date that the individual first participated in the Simple IRA.) The 10% penalty tax can be avoided if the distribution is:
•
made to a beneficiary on or after the death of the owner;
•
attributable to the owner becoming disabled (as defined in the Code);
•
part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner, or the joint lives (or joint life expectancies) of the owner and his or her designated beneficiary. Substantially equal periodic payments must continue until the later of reaching age 59½ or five years from the date of the first periodic payment. Modification of payments during that time period will result in retroactive application of the 10% additional penalty tax;
•
used for qualified higher education expenses; or
•
used for expenses attributable to the purchase of a home for a qualified first-time buyer.
Non-Qualified Contracts
Non-Qualified Contracts - Natural Persons as Contract Owners
Generally, the income earned inside a non-qualified annuity contract that is owned by a natural person is not taxable until it is distributed from the contract.
Distributions before the annuitization date are taxable to the contract owner to the extent that the cash value of the contract exceeds the investment in the contract at the time of the distribution. In general, the investment in the contract is equal to the purchase payments made with after-tax dollars reduced by any prior nontaxable distribution. Distributions, for this purpose, include full and partial surrenders, any portion of the contract that is assigned or pledged as collateral for a loan, amounts borrowed from the contract, or any portion of the contract that is transferred by gift. For these purposes, a transfer by gift may occur upon annuitization if the contract owner and the annuitant are not the same individual.
In determining the taxable amount of a distribution that is made prior to the annuitization date, all annuity contracts issued after October 21, 1988 by the same company to the same contract owner during the same calendar year will be treated as one annuity contract.
A special rule applies to distributions from contracts that have investments in the contract that were made prior to August 14, 1982. For those contracts, distributions that are made prior to the annuitization date are treated first as the nontaxable recovery of the investment in the contract as of that date. A distribution in excess of the amount of the investment in the contract as of August 14, 1982, will be treated as taxable income.
With respect to annuity distributions on or after the annuitization date, a portion of each annuity payment is excludable from taxable income. The amount excludable from each annuity payment is determined by multiplying the annuity payment by a fraction which is equal to the contract owner’s investment in the contract, divided by the expected return on the contract. Once the entire investment in the contract is recovered, all distributions are fully includable in income. The maximum amount excludable from income is the investment in the contract. If the annuitant dies before the entire investment in the contract has been excluded from income, and as a result of the annuitant's death no more payments are due under the contract, then the unrecovered investment in the contract may be deducted on his or her final tax return.
The Code provides that a portion of a non-qualified annuity contract may be annuitized for either (a) a period of 10 years or greater, or (b) for the life or lives of one or more persons. The portion of the contract annuitized would be treated as if it were a separate annuity contract. This means that an annuitization date can be established for a portion of the annuity contract annuitized and the above description of the taxation of annuity distributions after the annuitization date would apply to the portion of the contract that has been annuitized. The investment in the contract is required to be allocated pro rata between the portion of the contract that is annuitized and the portion that is not. All other benefits under the contract (e.g., death benefit) would also be reduced pro rata. For example, if 1/3 of the cash value of the contract were to be annuitized, the death benefit would also be reduced by 1/3.
The Code imposes a penalty tax if a distribution is made before the contract owner reaches age 59½. The amount of the penalty is 10% of the portion of any distribution that is includable in gross income. The penalty tax does not apply if the distribution is:
•
the result of a contract owner’s death;
•
the result of a contract owner’s disability (as defined in the Code);
•
one of a series of substantially equal periodic payments made over the life (or life expectancy) of the contract owner or the joint lives (or joint life expectancies) of the contract owner and the beneficiary selected by the contract owner to receive payment under the annuity payment option selected by the contract owner. Substantially equal periodic payments must continue until the later of reaching age 59½ or five years. Modification of payments during that time period will result in retroactive application of the 10% additional penalty tax; or
•
is allocable to an investment in the contract before August 14, 1982.

If the contract owner dies before the contract is completely distributed, the balance will be included in the contract owner’s gross estate for tax purposes.
Non-Qualified Contracts - Non-Natural Persons as Contract Owners
The previous discussion related to the taxation of non-qualified contracts owned by natural persons (individuals). Different rules (the so-called "non-natural persons" rules) apply if the contract owner is not a natural person.
Generally, contracts owned by corporations, partnerships, trusts, and similar entities are not treated as annuity contracts for most purposes of the Code. Therefore, income earned under a non-qualified contract that is owned by a non-natural person is taxed as ordinary income during the taxable year in which it is earned. Taxation is not deferred, even if the income is not distributed out of the contract. The income is taxable as ordinary income, not capital gain.
The non-natural persons rules do not apply to all entity-owned contracts. For purposes of the non-natural persons rule, a contract that is owned by a non-natural person as an agent of an individual is treated as owned by the individual. This would allow the contract to be treated as an annuity under the Code, allowing tax deferral. However, this exception does not apply when the non-natural person is an employer that holds the contract under a non-qualified deferred compensation arrangement for one or more employees.
The non-natural persons rules also do not apply to contracts that are:
•
acquired by the estate of a decedent by reason of the death of the decedent;
•
issued in connection with certain qualified retirement plans and individual retirement plans;
•
purchased by an employer upon the termination of certain qualified retirement plans; or
•
immediate annuities within the meaning of Section 72(u) of the Code.
If the annuitant, who is the individual treated as owning the contract, dies before the contract is completely distributed, the balance may be included in the annuitant’s gross estate for tax purposes, depending on the obligations that the non-natural owner may have owed to the annuitant.
Exchanges
As a general rule, federal income tax law treats an exchange of property in the same manner as a taxable sale of the property. However, pursuant to Section 1035 of the Code, an annuity contract may be exchanged tax-free for another annuity contract. If the exchange includes the receipt of other property, such as cash, in addition to another annuity contract, special rules may cause a portion of the transaction to be taxable to the extent of the value of the other property.
Tax Treatment of a Partial 1035 Exchange With Subsequent Withdrawal
Partial exchanges may be treated as a tax-free exchange under Code Section 1035. IRS Rev. Proc. 2011-38 addresses the income tax consequences of the direct transfer of a portion of the cash value of an annuity contract in exchange for the issuance of a second annuity contract (a partial exchange). A direct transfer that satisfies the revenue procedure will be treated as a tax-free exchange under Section 1035 of the Code if, for a period of at least 180 days from the date of the direct transfer, there are no distributions or surrenders from either annuity contract involved in the exchange. In addition, the 180-day period will be deemed to have been satisfied with respect to amounts received as an annuity for a period of 10 years or more, or as an annuity for the life of one or more persons. The taxation of distributions (other than distributions described in the immediately preceding sentence) received from either contract within the 180-day period will be determined using general tax principles. For example, they could be treated as taxable "boot" in an otherwise tax-free exchange, or as a distribution from the new contract. Please discuss any tax consequences concerning any contemplated or completed transactions with a professional tax advisor.
Additional Medicare Tax
Section 1411 of the Code imposes a surtax of 3.8% on certain net investment income received by individuals and certain trusts and estates. The surtax is imposed on the lesser of (a) net investment income or (b) the excess of the modified adjusted gross income over a threshold amount. For individuals, the threshold amount is $250,000 (married filing jointly); $125,000 (married filing separately); or $200,000 (other individuals). The threshold for estates and trusts is $16,000.
Modified adjusted gross income is equal to adjusted gross income with several modifications; consult with a qualified tax advisor regarding how to determine modified adjusted gross income for purposes of determining the applicability of the surtax.

Net investment income includes, but is not limited to, interest, dividends, capital gains, rent and royalty income, and income from nonqualified annuities. Net investment income does not include, among other things, distributions from certain qualified plans (such as IRAs, Roth IRAs, and plans described in Code Sections 401(a), 401(k), 403(a), 403(b) or 457(b)); however, such distributions, to the extent that they are includible in income for federal income tax purposes, are includible in modified adjusted gross income.
Required Distributions
The Code requires that certain distributions be made from the contracts issued in conjunction with this prospectus. Following is an overview of the required distribution rules applicable to each type of contract. Consult a qualified tax or financial professional for more specific required distribution information.
Required Distributions – General Information
In general, depending on the type of contract, the Code requires that minimum distributions begin during the contract owner’s lifetime. In addition, the Code requires that upon the death of the contract owner, minimum distributions must be made to the contract owner’s beneficiary. A beneficiary is an individual or other entity that the contract owner designates to receive death proceeds upon the contract owner’s death. The distribution rules in the Code make a distinction between "beneficiary" and "designated beneficiary" when determining the life expectancy that may be used for payments that are made after the death of the contract owner from IRAs, SEP IRAs, Simple IRAs, Roth IRAs, Tax Sheltered Annuities, and non-qualified annuity contracts. A designated beneficiary is a natural person (individual) who is designated by the contract owner as the beneficiary under the contract. Non-natural beneficiaries (e.g. charities, estates, or certain trusts) are not designated beneficiaries for the purpose of required distributions and the life expectancy of such a beneficiary is zero.
Life expectancies and joint life expectancies will be determined in accordance with the relevant guidance provided by the Internal Revenue Service and the Treasury Department, including but not limited to Treasury Regulation 1.72-9 and Treasury Regulation 1.401(a)(9)-9.
Required distributions paid upon the death of the contract owner are paid to the beneficiary or beneficiaries stipulated by the contract owner. How quickly the distributions must be made may be determined with respect to the life expectancies of the beneficiaries. For non-qualified contracts, the beneficiaries used in the determination of the distribution period are those in effect on the date of the contract owner’s death. For contracts other than non-qualified contracts, the beneficiaries used in the determination of the distribution period do not have to be determined until September 30 of the year following the contract owner’s death. Any beneficiary that is not a designated beneficiary has a life expectancy of zero.
Required Distributions for Non-Qualified Contracts
Code Section 72(s) requires Nationwide to make certain minimum distributions when a contract owner dies. The following distributions will be made in accordance with the following requirements:
(1)
If any contract owner dies on or after the annuitization date and before the entire interest in the contract has been distributed, then the remaining interest must be distributed at least as rapidly as the distribution method in effect on the contract owner's death.
(2)
If any contract owner dies before the annuitization date, then the entire interest in the contract (consisting of either the death benefit or the contract value reduced by charges set forth elsewhere in the contract) must be distributed within five years of the contract owner’s death, provided however:
(a)
any interest payable to or for the benefit of a designated beneficiary may be distributed over the life of the designated beneficiary or over a period not longer than the life expectancy of the designated beneficiary. Payments must begin within one year of the contract owner's death unless otherwise permitted by federal income tax regulations; and
(b)
if the designated beneficiary is the surviving spouse of the deceased contract owner, the spouse can choose to become the contract owner instead of receiving a death benefit. Any distributions required under these distribution rules will be made upon that spouse’s death.
In the event that the contract owner is not a natural person (e.g., a trust or corporation), but is acting as an agent for a natural person, for purposes of these distribution provisions:
(a)
the death of the annuitant will be treated as the death of a contract owner;
(b)
any change of annuitant will be treated as the death of a contract owner; and

(c)
in either case, the appropriate distribution will be made upon the death or change, as the case may be.
These distribution provisions do not apply to any contract exempt from Section 72(s) of the Code by reason of Section 72(s)(5) or any other law or rule.
The Code does not require that minimum distributions during the contract owner’s lifetime.
Required Distributions for Tax Sheltered Annuities, IRAs, SEP IRAs, Simple IRAs, and Roth IRAs
Required Distributions During the Life of the Contract Owner
Distributions from a Tax Sheltered Annuity, IRA, SEP IRA or Simple IRA must begin no later than the required beginning date which is April 1 of the calendar year following the calendar year in which the contract owner reaches their applicable age. The applicable age is:
If the individual was born…	The applicable age is…
Before July 1, 1949	70½
After June 30, 1949 and before 1951	72
After 1950 and before 1960	73
After 1959	75
Distributions may be paid in a lump sum or in substantially equal payments over:
(a)
the life of the contract owner or the joint lives of the contract owner and the contract owner’s designated beneficiary; or
(b)
a period not longer than the period determined under the table in Treasury Regulation 1.401(a)(9)-9, which is the deemed joint life expectancy of the contract owner and a person 10 years younger than the contract owner. If the designated beneficiary is the spouse of the contract owner, the period may not exceed the longer of the period determined under such table or the joint life expectancy of the contract owner and the contract owner’s spouse, determined in accordance with Treasury Regulation 1.401(a)(9)-9.
For Tax Sheltered Annuities, required distributions do not have to be withdrawn from this contract if they are being withdrawn from another Tax Sheltered Annuity of the contract owner.
For IRAs, SEP IRAs, and Simple IRAs, required distributions do not have to be withdrawn from this contract if they are being withdrawn from another IRA, SEP IRA, or Simple IRA of the contract owner.
The rules for Roth IRAs do not require distributions to begin during the contract owner’s lifetime, therefore, the required beginning date is not applicable to Roth IRAs.
Required Distributions Upon Death of a Contract Owner
For death of a contract owner before January 1, 2020, please consult your tax advisor or legal counsel regarding the post-death minimum distribution rules that apply. If the contract owner dies on or after January 1, 2020, and the designated beneficiary is not an eligible designated beneficiary as defined under Code Section 401(a)(9), then the entire balance of the contract must be distributed by December 31st of the tenth year following the contract owner’s death. This 10-year post-death distribution period applies regardless of whether the contract owner dies before or after the contract owner’s required beginning date. Where a contract owner dies after their required beginning date, a designated beneficiary who is not an eligible designated beneficiary must continue to take annual distributions during the 10-year post-death distribution period, based generally on their life expectancy, with the entire balance of the contract required to be distributed by the end of the 10-year post-death period. Please discuss with your tax advisor about the impact this may have on your situation.
In the case of an eligible designated beneficiary, which includes (1) the contract owner’s surviving spouse, (2) a minor child of the contract owner, (3) a disabled individual, (4) a chronically ill individual, or (5) an individual not more than 10 years younger than the contract owner, the entire balance of the contract can be distributed over a period not exceeding the life or life expectancy of the eligible designated beneficiary provided that distributions begin by December 31st of the calendar year after the calendar year of the contract owner’s death. If an eligible designated beneficiary dies before the entire interest is distributed, the remaining interest must be distributed by December 31st of the tenth year following the eligible designated beneficiary’s death.

A distribution in the form of annuity payments (an annuitization) that began on or after January 1, 2020, while the contract owner was alive may need to be commuted or modified after the contract owner’s death in order to comply with the post-death distribution requirements. However, distributions in the form of annuity payments (an annuitization) that began prior to January 1, 2020, while the contract owner was alive, can continue under that method after the death the contract owner without modification.
In addition, a beneficiary who is not a designated beneficiary, such as a charity, estate, or trust, must withdraw the entire account balance by December 31st of the fifth year following the contract owner’s death.
Regardless of whether the contract owner dies before, or on or after January 1, 2020, a designated beneficiary who is the surviving spouse of the deceased contract owner may choose to become the contract owner. Any distributions required under these distribution rules will be made upon the surviving spouse’s death.
If the above distribution requirements are not met, a penalty tax of 25% is levied on the difference between the amount that should have been distributed for that year and the amount that actually was distributed for that year. The penalty tax is reduced to 10% if the required distribution not taken is distributed within a "correction window" as defined under the Code.
Purchasers and prospective purchasers should consult a financial professional, tax advisor or legal counsel to discuss the taxation and use of the contracts.
Other Considerations
Same-Sex Marriages, Domestic Partnership, and Other Similar Relationships
The Treasury issued final regulations that address what relationships are considered marriages for federal tax purposes. The final regulation’s definition of a marriage reflects the United States Supreme Court holdings in Windsor and Obergefell, as well as Rev. Proc. 2017-13.
The final regulations define the terms "spouse," "husband," "wife," and "husband and wife" to be gender neutral so that these terms can apply equally to same sex couples and opposite sex couples. In addition, the regulations adopt the "place of celebration" rule to determine marital status for federal tax purposes. Therefore, a marriage of two individuals is recognized for federal tax purposes if the marriage is recognized by a state, possession, or territory of the US in which the marriage was entered into, regardless of the couple’s place of domicile.
Consistent with IRS Rev. Proc. 2013-17, the final regulations provide that relationships entered into as civil unions or registered domestic partnerships that are not denominated as marriages under state law are not marriages for federal tax purposes. Therefore, the favorable income-tax deferral options afforded by federal tax law to a married spouse under Code Sections 72 and 401(a)(9) are not available to individuals who have entered into these formal relationships.
Withholding
The taxable portion of a distribution from a contract is subject to federal income tax. Nationwide is required to withhold the tax from the distributions unless the contract owner requests otherwise. Under some circumstances, the Code will not permit contract owners to waive withholding. Such circumstances include:
•
if the payee does not provide Nationwide with a taxpayer identification number; or
•
if Nationwide receives notice from the Internal Revenue Service that the taxpayer identification number furnished by the payee is incorrect.
If a contract owner is prohibited from waiving withholding, as described above, the portion of the distribution that represents income will be subject to withholding rates established by Section 3405 of the Code.
If the distribution is from a Tax Sheltered Annuity, it will be subject to mandatory 20% withholding that cannot be waived, unless:
•
the distribution is made directly to another Tax Sheltered Annuity, qualified pension or profit-sharing plan described in Section 401(a), an eligible deferred compensation plan described in Section 457(b) which is maintained by an eligible employer described in section 457(e)(1)(A) or individual retirement plan; or
•
the distribution satisfies the minimum distribution requirements imposed by the Code.
Non-Resident Aliens
Generally, the taxable portion of a distribution from a contract to a non-resident alien is subject to federal income tax at a rate of 30% of the amount of income that is distributed.

Nationwide is required to withhold this amount and send it to the Internal Revenue Service. Some distributions to non-resident aliens may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must:
(1)
provide Nationwide with a properly completed withholding certificate claiming the treaty benefit of a lower tax rate or exemption from tax; and
(2)
provide Nationwide with an individual taxpayer identification number.
If the non-resident alien does not meet the above conditions, Nationwide will withhold 30% of income from the distribution.
Another exemption from the 30% withholding rate is available if the non-resident alien provides Nationwide with sufficient evidence that:
(1)
the distribution is connected to the non-resident alien’s conduct of business in the United States;
(2)
the distribution is includable in the non-resident alien’s gross income for United States federal income tax purposes; and
(3)
provide Nationwide with a properly completed withholding certificate claiming the exemption.
Note that for the preceding exemption, the distributions would be subject to the same withholding rules that are applicable to payments to United States persons.
This prospectus does not address any tax matters that may arise by reason of application of the laws of a non-resident alien’s country of citizenship and/or country of residence. Purchasers and prospective purchasers should consult a financial professional, tax advisor or legal counsel to discuss the applicability of laws of those jurisdictions to the purchase or ownership of a contract.
FATCA
Under Sections 1471 through 1474 of the Internal Revenue Code (commonly referred to as FATCA), distributions from a contract to a foreign financial institution or to a nonfinancial foreign entity, each as described by FATCA, may be subject to United States tax withholding at a flat rate equal to 30% of the taxable amount of the distribution, irrespective of the status of any beneficial owner of the contract or of the distribution. Nationwide may require a contract owner to provide certain information or documentation (e.g., Form W-9 or Form W-8BEN) to determine its withholding requirements under FATCA.
Federal Estate, Gift and Generation Skipping Transfer Taxes
The following transfers may be considered a gift for federal gift tax purposes:
•
a transfer of the contract from one contract owner to another; or
•
a distribution to someone other than a contract owner.
Upon the contract owner’s death, the value of the contract may be subject to estate taxes, even if all or a portion of the value is also subject to federal income taxes.
Section 2612 of the Code may require Nationwide to determine whether a death benefit or other distribution is a "direct skip" and the amount of the resulting generation skipping transfer tax, if any. A direct skip is when property is transferred to, or a death benefit or other distribution is made to:
(a)
an individual who is two or more generations younger than the contract owner; or
(b)
certain trusts, as described in Section 2613 of the Code (generally, trusts that have no beneficiaries who are not two or more generations younger than the contract owner).
If the contract owner is not an individual, then for this purpose only, "contract owner" refers to any person:
•
who would be required to include the contract, death benefit, distribution, or other payment in his or her federal gross estate at his or her death; or
•
who is required to report the transfer of the contract, death benefit, distribution, or other payment for federal gift tax purposes.
If a payment is subject to the generation skipping transfer tax, Nationwide may be required to deduct the amount of the transfer tax from the death benefit, distribution or other payment, and remit it directly to the Internal Revenue Service.

Charge for Tax
Nationwide is not required to maintain a capital gain reserve liability on non-qualified contracts. If tax laws change requiring a reserve, Nationwide may implement and adjust a tax charge.
State Taxation
The tax rules across the various states and localities are not uniform and therefore are not discussed in this prospectus. Tax rules that may apply to contracts issued in U.S. territories such as Puerto Rico and Guam are also not discussed. Purchasers and prospective purchasers should consult a financial professional, tax advisor or legal counsel to discuss the taxation and use of the contracts.

Appendix D: MVA Examples
Example A
Assume that a contract owner made a $10,000 allocation on the last day of a calendar quarter into a 5-year Guaranteed Period Option. The Specified Interest Rate at the time is 8.5% and the 5-year interest rate swap in effect is 8%. The contract owner decides to surrender the Guaranteed Period Option 985 days from maturity. The Specified Value of the Guaranteed Period Option is $12,067.96. At this time, the 3-year interest rate swap is 7%. (985/365.25 is 2.69, which rounds up to 3.)
		[		]	d
			1 + a		365.25
MVA Factor	=		1 + b + 0.0025

		[		]	985
			1 + 0.08		365.25
MVA Factor	=		1 + 0.07 + 0.0025

MVA Factor	=		1.01897
Surrender Value	=	Specified Value	x	MVA Factor
Surrender Value	=	$12,067.96	x	1.01897
*Surrender Value	=		$12,296.89
*
Assumes no contingent deferred sales charges are applicable.
Specified Value (for purposes of the Example) = the amount of the Guaranteed Period Option allocation ($10,000), plus interest accrued at the Specified Interest Rate (8.5%).
a	=	the Interest Rate Swap for a period equivalent to the Guaranteed Period at the time of deposit in the Guaranteed Period Option;
b	=
the Interest Rate Swap at the time of distribution for a period of time equivalent to the time remaining in the
Guaranteed Period. In determining the number of years to maturity, any partial year will be counted as a full year, unless it would cause the number of years to exceed the Guaranteed Period; and

c	=	the number of days remaining in the Guaranteed Period.

Example B
Assume that a contract owner made a $10,000 allocation on the last day of a calendar quarter into a 5-year Guaranteed Period Option. The Specified Interest Rate at the time is 8.5% and the 5-year interest rate swap in effect is 8%. The contract owner decides to surrender his money 985 days from maturity. The Specified Value of the Guaranteed Period Option is $12,067.96. At this time, the 3-year interest rate swap is 9%. (985/365.25 is 2.69, which rounds up to 3.)
		[		]	d
			1 + a		365.25
MVA Factor	=		1 + b + 0.0025

		[		]	985
			1 + 0.08		365.25
MVA Factor	=		1 + 0.09 + 0.0025

MVA Factor	=		0.96944
Surrender Value	=	Specified Value	x	MVA Factor
Surrender Value	=	$12,067.96	x	0.96944
*Surrender Value	=		$11,699.17
*
Assumes no contingent deferred sales charges are applicable.
Specified Value (for purposes of the Example) = the amount of the Guaranteed Period Option allocation ($10,000), plus interest accrued at the Specified Interest Rate (8.5%).
a	=	the Interest Rate Swap for a period equivalent to the Guaranteed Period at the time of deposit in the Guaranteed Period Option;
b	=
the Interest Rate Swap at the time of distribution for a period of time equivalent to the time remaining in the
Guaranteed Period. In determining the number of years to maturity, any partial year will be counted as a full year, unless it would cause the number of years to exceed the Guaranteed Period; and

d	=	the number of days remaining in the Guaranteed Period.

The table set forth below illustrates the impact of a Market Value Adjustment applied upon a full surrender of a 10-year Guaranteed Period Option allocation, at various stages of the corresponding Guaranteed Period. These figures are based on Interest Rate Swap of 8% (a in the Market Value Adjustment formula) and varying current yield Interest Rate Swap shown in the first column (b in the Market Value Adjustment formula).
Current Yield	Time Remaining to the End of the Guaranteed Period	Specified Value	Market Value Adjustment	Market Value
12%	9	$10,850	-29.35%	$7,665
	7	$12,776	-23.68%	$9,751
	5	$15,040	-17.56%	$12,399
	2	$19,215	-7.43%	$17,786
	180	$21,733	-1.88%	$21,323
10%	9	$10,850	-16.94%	$9,012
	7	$12,776	-13.44%	$11,059
	5	$15,040	-9.80%	$13,566
	2	$19,215	-4.04%	$18,438
	180	$21,733	-1.01%	$21,513
9%	9	$10,850	-9.84%	$9,782
	7	$12,776	-7.74%	$11,787
	5	$15,040	-5.59%	$14,199
	2	$19,215	-2.28%	$18,777
	180	$21,733	-0.57%	$21,610
8%	9	$10,850	-2.06%	$10,627
	7	$12,776	-1.61%	$12,571
	5	$15,040	-1.15%	$14,867
	2	$19,215	-0.46%	$19,126
	180	$21,733	-0.11%	$21,708
7%	9	$10,850	6.47%	$11,552
	7	$12,776	5.00%	$13,414
	5	$15,040	3.55%	$15,573
	2	$19,215	1.40%	$19,484
	180	$21,733	0.34%	$21,808
6%	9	$10,850	15.84%	$12,569
	7	$12,776	12.11%	$14,324
	5	$15,040	8.51%	$16,321
	2	$19,215	3.32%	$19,853
	180	$21,733	0.81%	$21,909
4%	9	$10,850	37.45%	$14,914
	7	$12,776	28.07%	$16,362
	5	$15,040	19.33%	$17,948
	2	$19,215	7.32%	$20,623
	180	$21,733	1.76%	$22,115

Appendix E: Financial Intermediary Variations
Some broker-dealers that have entered into selling agreements with Nationwide (or an affiliate) to sell this contract impose restrictions on their financial professionals that prohibit or limit the recommendation of specific features, benefits, and options that are described in this prospectus. Those restrictions are made by the broker-dealer and may or may not be known to Nationwide. Currently, Nationwide is not aware of any such restrictions; however, this conclusion is based only on information that Nationwide could obtain without unreasonable effort or expense and does not reflect restrictions the knowledge of which rests peculiarly with unaffiliated broker-dealers. Applicants/Contract Owners should discuss broker-dealer restrictions on features, benefits, and options directly with their financial professional.

The Statement of Additional Information contains additional information about Nationwide. To obtain a free copy of the Statement of Additional Information, request other information about the contract, or to make any other service requests, contact Nationwide at 1-800-848-6331 or by one of the other methods described in Contacting the Service Center.
The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this prospectus. The SAI is also available at https://nw.onlineprospectus.net/NW/c000271893nw/?ctype=product_sai.
Reports and other information about Nationwide are available on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
SEC Contract Identifier: C000271893

The Best of America Platinum Edge® Annuity
STATEMENT OF ADDITIONAL INFORMATION
May 1, 2026
Flexible Purchase Payment Modified Guaranteed Annuity Contracts Supporting Guaranteed Periods
Issued by Nationwide Life Insurance Company
This Statement of Additional Information is not a prospectus. It contains information in addition to and more detailed than set forth in the prospectus and should be read in conjunction with the prospectus dated May 1, 2026. The prospectus may be obtained from Nationwide Life Insurance Company by writing P.O. Box 182021, Columbus, Ohio 43218-2021 or calling 1-800-848-6331, TDD 1-800-238-3035. Capitalized terms in this Statement of Additional Information correspond to terms defined in the prospectus.

General Information and History
Nationwide Life Insurance Company ("Nationwide") is a stock life insurance company organized under the laws of the State of Ohio in March of 1929 with its Home Office at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide provides life insurance, annuities and retirement products. Nationwide is admitted to do business in all states, the District of Columbia, Guam, the U.S. Virgin Islands, and Puerto Rico. Nationwide is a member of the Nationwide group of companies and all of its common stock is owned by Nationwide Financial Services, Inc. ("NFS"), a holding company. Nationwide Corporation owns all of NFS's common stock and is a holding company, as well. All of Nationwide Corporation's common stock is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), the ultimate controlling persons of the Nationwide group of companies.
Services
Nationwide, which has responsibility for administration of the contracts, maintains records of the name, address, taxpayer identification number, and other pertinent information for each contract owner, the number and type of contract issued to each contract owner, and records with respect to the Contract Value.
Distribution, Promotional, and Sales Expenses
In addition to or partially in lieu of commission, Nationwide may pay the selling firms a marketing allowance, which is based on the firm's ability and demonstrated willingness to promote and market Nationwide's products. How any marketing allowance is spent is determined by the firm, but generally will be used to finance firm activities that may contribute to the promotion and marketing of Nationwide's products. Nationwide makes certain assumptions about the amount of marketing allowance it will pay and takes these assumptions into consideration when pricing the contracts. For the contracts described in the prospectus, Nationwide assumed 0.50% (of the purchase payment amount) for the marketing allowance. The actual amount of the marketing allowance may be higher or lower than this assumption. If the actual amount of marketing allowance paid is more than what was assumed, Nationwide will fund the difference. Nationwide generally does not profit from any excess marketing allowance if the amount assumed was higher than what is actually paid. Any excess would be spent on additional marketing for the contracts. For more information about marketing allowance or how a particular selling firm uses marketing allowances, consult with your financial professional.
When Nationwide is made aware that a Qualified Plan has been orphaned, commission payments payable with respect to that Qualified Plan will cease and commission payments that would have been due will not be sent to the Qualified Plan. An orphaned Qualified Plan is a plan without an agent or firm of record.
Financial Statements
The December 31, 2025 financial statements of Nationwide Life Insurance Company are incorporated into this SAI by reference to Nationwide’s most recent Form N-VPFS ("Form N-VPFS") filed with the SEC.
Independent Registered Public Accounting Firm
The statutory financial statements and financial statement schedules of Nationwide Life Insurance Company have been incorporated by reference herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.
The KPMG LLP report dated March 23, 2026 of Nationwide Life Insurance Company includes explanatory language that states that the financial statements are prepared by Nationwide Life Insurance Company using statutory accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the financial statements are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those financial statements are presented fairly, in all material respects, in accordance with statutory accounting practices prescribed or permitted by the Ohio Department of Insurance.
The KPMG LLP report dated March 23, 2026 of Nationwide Life Insurance Company also contains an emphasis of matter paragraph that states that Nationwide Life Insurance Company’s subsidiary received permission from the Ohio Department of Insurance in 2023 to account for an excess of loss reinsurance recoverable as an admitted asset. Under
2

prescribed statutory accounting practices, the excess of loss reinsurance recoverable would not be an admitted asset. As of December 31, 2025, 2024 and 2023, that permitted accounting practice increased statutory surplus over what it would have been had that prescribed accounting practice been followed. KPMG LLP’s opinions are not modified with respect to this matter.
Purchase of Securities Being Offered
The contracts will be sold by licensed insurance agents in the states where the contracts may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (FINRA).
Underwriters
The contracts, which are offered continuously, are distributed by Nationwide Investment Services Corporation ("NISC"), One Nationwide Plaza, Columbus, Ohio 43215, a wholly owned subsidiary of Nationwide. For contracts issued in Michigan, all references to NISC will mean Nationwide Investment Svcs. Corporation. No underwriting commissions have been paid by Nationwide to NISC in any of the last three fiscal years.
Changes in and Disagreements with Accountants
None.
3

PART C. OTHER INFORMATION
Item 27. Exhibits
a)
Not Applicable.
b)
Not Applicable.
c)
Amended and Restated Distribution Agreement dated November 1, 2022 between Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Jefferson National Life Insurance Company, and Nationwide Investment Services Corporation – Filed previously with Post-Effective Amendment No. 29 on November 1, 2022 (333-124048) and hereby incorporated by reference.
d)
Individual Annuity Contract – Filed previously on February 9, 2001, with Pre-Effective Amendment No. 1 to Form S-1 Registration No. 333-49112 and hereby incorporated by reference.
1)
Group Annuity Contract – Filed previously on February 9, 2001, with Pre-Effective Amendment No. 1 to Form S-1 Registration No. 333-49112 and hereby incorporated by reference.
2)
Group Annuity Certificates – Filed previously on February 9, 2001, with Pre-Effective Amendment No. 1 to Form S-1 Registration No. 333-49112 and hereby incorporated by reference.
e)
Individual Annuity Contract Application – Filed previously with Post-Effective Amendment No. 1 (333-271188) on December 15, 2025, as document "d58205dex9927e.htm" and hereby incorporated by reference.
1)
Group Annuity Contract Application – Filed previously with Post-Effective Amendment No. 1 (333-271188) on December 15, 2025, as document "d58205dex9927e1.htm" and hereby incorporated by reference.
f)
Depositor’s Certificate of Incorporation and By-Laws –
1)
Amended Articles of Incorporation for Nationwide Life Insurance Company. Filed previously with initial registration statement (333-164125) on January 4, 2010 as document "exhibit6a.htm" and hereby incorporated by reference.
2)
Amended and Restated Code of Regulations of Nationwide Life Insurance Company. Filed previously with initial registration statement (333-164125) on January 4, 2010 as document "exhibit6b.htm" and hereby incorporated by reference.
3)
Articles of Merger of Nationwide Life Insurance Company of America with and into Nationwide Life Insurance Company, effective December 31, 2009. Filed previously with initial registration statement (333-164125) on January 4, 2010 as document "exhibit6c.htm" and hereby incorporated by reference.
g)
Not Applicable.
h)
Not Applicable.
i)
Not Applicable.
j)
Not Applicable
k)
Opinion of Counsel – Filed previously with Post-Effective Amendment No.1 on December 15, 2025 (333-271188) and hereby incorporated by reference.
l)
Consent of Independent Registered Public Accounting Firm – Attached hereto.
m)
Not Applicable.
n)
Not Applicable.
o)
Form of Initial Summary Prospectus – Filed previously with Post-Effective Amendment No.1 on December 15, 2025 (333-271188) and hereby incorporated by reference.
p)
Power of Attorney – Attached hereto.
q)
Not Applicable.
r)
Not Applicable.

Item 28. Directors and Officers of the Insurance Company
The business address of the Directors and Officers of the Insurance Company is:
One Nationwide Plaza, Columbus, Ohio 43215

President and Chief Operating Officer and Director	Hawley, Craig A.
Executive Vice President-Chief Marketing Officer	Bair, Ann S.
Executive Vice President-Chief Technology Officer	Carrel, Michael W.
Executive Vice President-Chief Human Resources Officer	Clements, Vinita J.
Executive Vice President and Director	Frommeyer, Timothy G.
Executive Vice President-Chief Legal Officer	Howard, Mark S.
Executive Vice President-Chief Customer, Strategy & Innovation Officer	Mahaffey, Michael W.
Senior Vice President-Strategic Planning	Amodeo, Daniel W.
Senior Vice President-Investment Management Group	Aniano, Joseph N.
Senior Vice President-Corporate Controller and Chief Accounting Officer	Benson, James D.
Senior Vice President-Chief Economist	Bostjancic, Kathleen
Senior Vice President-P&C Legal	Boyer, John N.
Senior Vice President-Human Resources Business Partner	Bretz, Angela D.
Senior Vice President-Internal Audit	Burchwell, Jason E.
Senior Vice President-Nationwide Pet	Carnes, Joel R.M.
Senior Vice President-Chief Investment Officer	Coleman, Joel L.
Senior Vice President-Chief Compliance Officer	Dankovic, Rae Ann
Senior Vice President-Chief Risk Officer	Diem, Klaus K.
Senior Vice President-Institutional Life	Dowdy, Jessica
Senior Vice President-External Affairs	English, Steven M.
Senior Vice President-Trial Division	Failor, Scott E.
Senior Vice President-Corporate Operations & Litigation Legal	Furniss, Natalie T.
Senior Vice President-Chief Financial Officer - Financial Services and Director	Ginnan, Steven A.
Senior Vice President-PL Product and Underwriting	Griffin, Sarah E.
Senior Vice President-Chief Financial Officer - Property & Casualty	Guerrero, Oscar
Senior Vice President-Human Resources Business Partner	Hairston, Mia S.
Senior Vice President-Underwriting Performance - E&S/Specialty and Commercial	Hespe, Julie
Senior Vice President-Legal - NF	Innis-Thompson, Janice
Senior Vice President-Management Liability & Specialty - E&S/Specialty	Iorio, Thomas A.
Senior Vice President-Marketing - Enterprise Brand Strategy & Activation	Jackson, Richard W.
Senior Vice President-Retirement Solutions	Jestice, Kevin T.
Senior Vice President-E&S/Specialty and Commercial Lines	Johnston, Russell M.
Senior Vice President-Chief Innovation and Digital Officer	Kandhari, Chetan D.
Senior Vice President-Property & Casualty Commercial Lines	Kempton, Casey E.
Senior Vice President-Chief Technology Officer - Technology Strategy, Data & Innovation	Kolp, Melanie A.
Senior Vice President-Nationwide Annuity and Director	Kotecha, Kush V.
Senior Vice President-Chief Technology Officer - Nationwide Financial	Kuamoo, Misty C.
Senior Vice President-Business Performance - Property & Casualty	Kyung, Jennifer
Senior Vice President-Nationwide Agribusiness	Liggett, Brad R.
Senior Vice President-Programs & Alternative Risk - E&S/Specialty	Lopes, John S.
Senior Vice President-Culture & Talent Acquisition	Lucas, Giavonni
Senior Vice President-Chief Information Security Officer	Lukens, Todd
Senior Vice President-Marketing Management - P&C	MacKenzie, Jennifer B.
Senior Vice President-Group Benefits	Murray, Lindsey E.
Senior Vice President-Contract & Brokerage Underwriting - E&S/Specialty	Nelson, David N.
Senior Vice President-Corporate Development and Finance	O'Brien, Kevin G.
Senior Vice President-NF Strategic Customer Solutions	Perez, J.J.
Senior Vice President-Talent & Organization Effectiveness	Pheister, Erin R.
Senior Vice President-Agribusiness Distribution and Underwriting	Pollitt, Dirk
Senior Vice President-Retirement Solutions Distribution	Ricklin, Suzanne
Senior Vice President-Marketing Management - Financial Services	Rodriguez, Kristi L.

Senior Vice President-Personal Lines Operations	Rommel, Jeff M.
Senior Vice President-Chief Customer Officer	Samuel, Michelle
Senior Vice President-Finance, Strategy & Governance Legal & Corporate Secretary	Skingle, Denise L.
Senior Vice President-Nationwide Life and Director	Snyder, Holly R.
Senior Vice President-Total Rewards	Sonneman, Christopher P.
Senior Vice President-Sales - Life	Spencer, Frank W.
Senior Vice President-Commercial Lines - Middle Market	Talkowski, Kristina M.
Senior Vice President-Personal Lines Sales & Distribution	Tripp, Michael N.
Senior Vice President-Chief Technology Officer - Property & Casualty	Vasudeva, Guruprasad C.
Senior Vice President-E-Risk Services - E&S/Specialty	Walsh, James
Senior Vice President-Programs - E&S/Specialty	Wayne, Amber M.
Senior Vice President-Human Resources Business Partner	Webster, Cynthia S.
Senior Vice President-Commercial Lines - Small Market	Williams, George M.
Director	Walker, Kirt A.
Item 29. Persons Controlled by or Under Common Control with the Insurance Company.
Following is a list of entities directly or indirectly controlled by or under common control with the Insurance Company. Ownership is indicated through indentation. Unless otherwise indicated, each subsidiary is either wholly-owned or majority-owned by the parent company immediately preceding it. (For example, Nationwide Fund Distributors, LLC is either wholly-owned or majority owned by NFS Distributors, Inc.) Separate accounts that have been established pursuant to board resolution but are not, and have never been, active are omitted.
Company	Jurisdiction of Domicile	Brief Description of Business
Nationwide Financial Services, Inc.	Delaware	The company acts primarily as a holding company for companies within the Nationwide organization that offer or distribute life insurance, long-term savings and retirement products.
NFS Distributors, Inc.	Delaware	The company acts primarily as a holding company for Nationwide Financial Services, Inc. companies.
Nationwide Financial General Agency, Inc.	Pennsylvania	The company is a multi-state licensed insurance agency.
Nationwide Fund Distributors, LLC	Delaware	The company is a limited purpose broker-dealer.
Nationwide Fund Management, LLC	Delaware	The company provides administration, transfer and dividend disbursing agent services to various mutual fund entities.
Nationwide Retirement Solutions, Inc.	Delaware	The company markets and administers deferred compensation plans for public employees.
Nationwide Securities, LLC	Delaware	The company is a general purpose broker-dealer and investment adviser registered with the Securities and Exchange Commission.
Nationwide Trust Company, FSB	Federal
This is a federal savings bank chartered by the Office of
Thrift Supervision in the United States Department of
Treasury to exercise deposit, lending, agency, custody
and fiduciary powers and to engage in activities
permissible for federal savings banks under the Home
Owners’ Loan Act of 1933.

Nationwide Financial Services Capital Trust	Delaware	The trust’s sole purpose is to issue and sell certain securities representing individual beneficial interests in the assets of the trust
525 Cleveland Avenue, LLC	Ohio	This is a limited liability company organized under the laws of the State of Ohio. The company was formed to provide remedial real property cleanup prior to sale.
Nationwide Life Insurance Company [2]	Ohio	The corporation provides individual life insurance, group and health insurance, fixed and variable annuity products and other life insurance products.
Jefferson National Life Insurance Company[2,3]	Texas	The company provides life, health and annuity products.
Jefferson National Life Annuity Account C2,3		A separate account issuing variable annuity products.
Jefferson National Life Annuity Account E2,3		A separate account issuing variable annuity products.
Jefferson National Life Annuity Account F2,3		A separate account issuing variable annuity products.

Company	Jurisdiction of Domicile	Brief Description of Business
Jefferson National Life Annuity Account G2,3		A separate account issuing variable annuity products.
Nationwide Jefferson National VA Separate Account 1[2,3]	New York	A separate account issuing variable annuity products.
MFS Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Multi-Flex Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-II2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-3[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-4[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-5[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-6[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-7[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-8[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-9[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-10[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-11[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-12[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-13[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-14[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-15[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Provident VA Separate Account 1[2,3]	Pennsylvania	A separate account issuing variable annuity contracts.
Nationwide VLI Separate Account[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-2[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-3[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-4[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-5[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-6[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-7[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide Provident VLI Separate Account 1[2,3]	Pennsylvania	A separate account issuing variable life insurance policies.
Nationwide Investment Services Corporation[3]	Oklahoma
This is a limited purpose broker-dealer and distributor of
variable annuities and variable life products for
Nationwide Life Insurance Company and Nationwide Life
and Annuity Insurance Company. The company also
provides educational services to retirement plan
sponsors and its participants.

Nationwide Financial Assignment Company[3]	Ohio	The company is an administrator of structured settlements.
Nationwide Investment Advisors, LLC[3]	Ohio	The company provides investment advisory services.
Eagle Captive Reinsurance, LLC[3]	Ohio	The company is engaged in the business of insurance
Nationwide Life and Annuity Insurance Company[2,3]	Ohio	The company engages in underwriting life insurance and granting, purchasing and disposing of annuities.
Nationwide VA Separate Account-A2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-B2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-C2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-D2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide Provident VA Separate Account A2,3	Delaware	A separate account issuing variable annuity contracts.
Nationwide VL Separate Account-C2,3	Ohio	A separate account issuing variable life insurance policies.

Company	Jurisdiction of Domicile	Brief Description of Business
Nationwide VL Separate Account-D2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide VL Separate Account-G2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide Provident VLI Separate Account A2,3	Delaware	A separate account issuing variable life insurance policies.
Olentangy Reinsurance, LLC[3]	Vermont	The company is a captive life reinsurance company.
Nationwide SBL, LLC	Ohio	The company is a lender offering securities-back lines of credit.
Nationwide Life and Benefits Insurance Company (formerly, Direct General Life Insurance Company)	South Carolina
The company is a South Carolina stock life insurance
company that previously offered a life product only, but is
filing stop loss products in majority of states and a fully
insured small group health product in a limited number of
states.

NSM Sales Corporation	Nevada	The company is a sales and distribution organization for group health product and ancillary third-party products.
The Association Benefits Solution, LLC	Delaware
The company is a program manager for self-funded
group health program where it coordinates and manages
offerings to employers looking for an "off the shelf"
solution to self-fund employee health plans.

Registered Investment Advisors Services, Inc.	Texas	The company is a technology company that facilitates third-party money management services for registered investment advisors.
Nationwide Fund Advisors[4]	Delaware	The trust acts as a registered investment advisor.
1
This subsidiary/entity is controlled by its immediate parent through contractual association.
2
This subsidiary/entity files separate financial statements.
3
Information for this subsidiary/entity is included in the consolidated financial statements of its immediate parent.
4
This subsidiary/entity is a business trust.
Item 30. Indemnification
Provision is made in Nationwide’s Amended and Restated Code of Regulations and expressly authorized by the General Corporation Law of the State of Ohio, for indemnification by Nationwide of any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that such person is or was a director, officer or employee of Nationwide, against expenses, including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, to the extent and under the circumstances permitted by the General Corporation Law of the State of Ohio.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers or persons controlling Nationwide pursuant to the foregoing provisions, Nationwide has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Principal Underwriter
Nationwide Investment Services Corporation ("NISC")
a)
NISC serves as principal underwriter and general distributor for the following separate investment accounts of Nationwide or its affiliates:
Jefferson National Life Annuity Account C	Nationwide Variable Account-14
Jefferson National Life Annuity Account E	Nationwide Variable Account-15

Jefferson National Life Annuity Account F	Nationwide VA Separate Account-A
Jefferson National Life Annuity Account G	Nationwide VA Separate Account-B
Nationwide Jefferson National VA Separate Account 1	Nationwide VA Separate Account-C
MFS Variable Account	Nationwide VA Separate Account-D
Nationwide Multi-Flex Variable Account	Nationwide VLI Separate Account
Nationwide Variable Account	Nationwide VLI Separate Account-2
Nationwide Variable Account-II	Nationwide VLI Separate Account-3
Nationwide Variable Account-3	Nationwide VLI Separate Account-4
Nationwide Variable Account-4	Nationwide VLI Separate Account-5
Nationwide Variable Account-5	Nationwide VLI Separate Account-6
Nationwide Variable Account-6	Nationwide VLI Separate Account-7
Nationwide Variable Account-7	Nationwide VL Separate Account-C
Nationwide Variable Account-8	Nationwide VL Separate Account-D
Nationwide Variable Account-9	Nationwide VL Separate Account-G
Nationwide Variable Account-10	Nationwide Provident VA Separate Account 1
Nationwide Variable Account-11	Nationwide Provident VA Separate Account A
Nationwide Variable Account-12	Nationwide Provident VLI Separate Account 1
Nationwide Variable Account-13	Nationwide Provident VLI Separate Account A
b)
Directors and Officers of NISC:
President and Director	Perez, J.J.
Senior Vice President and Secretary	Skingle, Denise L.
Vice President and Assistant Secretary	Garman, David A.
Vice President and Assistant Secretary	Wolf, Bonnie L.
Vice President-Chief Tax Officer	Scheiderer, Kevin P.
Vice President-CFO IPS - Individual Life	Wild, Keith D.
Chief Compliance Officer and AML Officer	Deleget, J. Brian
Associate Vice President and Assistant Treasurer	Hacker, Hope C.
Associate Vice President and Assistant Treasurer	Radabaugh, Nathan
Associate Vice President and Treasurer	Roswell, Ewan T.
Associate Vice President and Assistant Treasurer	Walker, Tonya G.
Assistant Secretary	Bowman, Heidi K.
Assistant Secretary	Dokko, David H.
Director	Jestice, Kevin T.
Director	Kotecha, Kush V.
The business address of the Directors and Officers of NISC is:
One Nationwide Plaza, Columbus, Ohio 43215.
c)
Name of Principal Underwriter	Net Underwriting Discounts	Compensation on Redemption	Brokerage Commissions	Other Compensation
Nationwide Investment Services Corporation	N/A	N/A	N/A	N/A
Item 31A. Information about Contracts Subject to a Contract Adjustment
(a)
Name of Contract	Number of Contracts outstanding	Total value attributable to the Index-Linked Option and/or Fixed Option subject to a Contract Adjustment	Number of Contracts sold during the prior calendar year	Gross premiums received during the prior calendar year	Amount of Contract Value redeemed during the prior calendar year	Combination Contract (Yes/No)
The Best of America Platinum Edge® Annuity	1,195	$129,270,849.93	11	$2,839,430.85	$37,330,005.48	No
(b)
Not applicable.

Item 32. Location of Accounts and Records
Steven A. Ginnan
Nationwide Life Insurance Company
One Nationwide Plaza
Columbus, OH 43215
Item 33. Management Services
Not Applicable
Item 34. Fee Representation and Undertakings
Nationwide Life Insurance Company hereby undertakes (1) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement to include any prospectus required by section 10(a)(3) of the Securities Act of 1933; and (2) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets the requirements of Rule 485(b) under the Securities Act of 1933 for effectiveness of the Registration Statement and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Columbus, and State of Ohio, on April 27, 2026.
Nationwide Life Insurance Company
(Insurance Company)
By: /s/ Craig A. Hawley*
Craig A. Hawley President and Chief Operating Officer
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated, on April 27, 2026.
/s/ CRAIG A. HAWLEY*
Craig A. Hawley, President and Chief Operating Officer and Director (Principal Executive Officer)
/s/ KUSH V. KOTECHA*
Kush V. Kotecha, Senior Vice President-Nationwide Annuity and Director
/s/ HOLLY R. SNYDER*
Holly R. Snyder, Senior Vice President-Nationwide Life and Director
/s/ TIMOTHY G. FROMMEYER*
Timothy G. Frommeyer, Executive Vice President and Director
/s/ STEVEN A. GINNAN*
Steven A. Ginnan, Senior Vice President-Chief Financial Officer – Financial Services and Director (Chief Financial Officer)
/s/ KIRT A. WALKER*
Kirt A. Walker, Director
/s/ JAMES D. BENSON*
James D. Benson, Senior Vice President-Corporate Controller and Chief Accounting Officer (Principal Accounting Officer)
*By: /s/ Jamie M. Ruff
Jamie M. Ruff Attorney-in-Fact Pursuant to Power of Attorney